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                                                                    EXHIBIT 99.1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[315,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-12ALT


                             (THE WINTER GROUP LOGO)


                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
      SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                 JUNE [13], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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The attached tables and other statistical analyses (the "Computational
Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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                                   TERM SHEET
                                 JUNE [13], 2005

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-12ALT

                          $[315,000,000] (APPROXIMATE)
                               SUBJECT TO REVISION


                                              WAL                                                    EXPECTED  STATED
                                             (YRS)           PAYMENT WINDOW                           FINAL     FINAL     EXPECTED
               APPROX                       (CALL(5)/           (CALL (5)/   PAYMENT    INTEREST     MATURITY  MATURITY   RATINGS
 CLASS       SIZE ($)(1)     COUPON         MATURITY)            MATURITY)    DELAY     ACCRUAL(2)      (5)       (6)    (SP/FITCH)
CLASS AF-1   75,346,000  LIBOR + [ ] (3),
                         4)                1.00 / 1.00   1 - 25 / 1 - 25         0      Actual/360    09/2007  06/2036   [AAA/ AAA]
CLASS AF-2   39,508,000  Fixed (3), (4)    3.00 / 3.00   25 - 56 / 25 - 56      24        30/360      04/2010  06/2036   [AAA/ AAA]
CLASS AF-3   6,764,000   Fixed (3), (4)    5.00 / 5.00   56 - 66 / 56 - 66      24        30/360      02/2011  06/2036   [AAA/ AAA]
CLASS AF-4   17,920,000  Fixed (3), (4)    6.59 / 9.43   66 - 82 / 66 - 190     24        30/360      06/2012  06/2036   [AAA/ AAA]
CLASS AF-5   15,504,000  Fixed (3), (4)    6.06 / 6.78   41 - 82 / 41 - 188     24        30/360      06/2012  06/2036   [AAA/ AAA]
CLASS AV-1   63,195,000  LIBOR + [ ] (3),                Information Not Provided Hereby                       06/2036   [AAA/ AAA]
                         (4)
CLASS AV-2   51,998,000  LIBOR + [ ] (3),
                         (4)               3.00 / 3.00   22 - 70 / 22 - 70      0         Actual/360  06/2011  06/2036   [AAA/ AAA]
CLASS AV-3   6,020,000   LIBOR + [ ] (3),
                         (4)               6.56 / 6.93   70 - 82 / 70 - 102     0         Actual/360  06/2012  06/2036   [AAA/ AAA]
CLASS M-1    13,545,000  Fixed (3), (4)    4.68 / 5.14   39 - 82 / 39 - 141     24        30/360      06/2012  06/2036   [AA+ / AA+]
CLASS M-2    6,772,000   Fixed (3), (4)    4.65 / 5.05   38 - 82 / 38 - 126     24        30/360      06/2012  06/2036   [AA+ / AA]
CLASS M-3    3,307,000   Fixed (3), (4)    4.63 / 4.97   38 - 82 / 38 - 116     24        30/360      06/2012  06/2036   [AA+ / AA-]
CLASS M-4    3,307,000   Fixed (3), (4)    4.63 / 4.91   38 - 82 / 38 - 109     24        30/360      06/2012  06/2036   [AA / A+]
CLASS M-5    3,307,000   Fixed (3), (4)    4.61 / 4.81   37 - 82 / 37 - 101     24        30/360      06/2012  06/2036   [AA / A]
CLASS M-6    1,732,000   Fixed (3), (4)    4.60 / 4.69   37 - 82 / 37 - 91      24        30/360      06/2012  06/2036   [AA / A -]
CLASS B-1    3,622,000   Fixed (3), (4)                  Information Not Provided Hereby                       06/2036   [A+ / NR]
CLASS B-2    1,575,000   Fixed (3), (4)                  Information Not Provided Hereby                       06/2036   [A / NR]
CLASS B-3    1,578,000   Fixed (3), (4)                  Information Not Provided Hereby                       06/2036   [A- / NR]
TOTAL:     315,000,000

1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

2) The Certificates will be priced to the Optional Termination Date. The Class AF-1, Class AV-1, Class AV-2 and Class AV-3 will settle flat. The Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates and Subordinate Certificates will settle with accrued interest, beginning on August 1 2005.

3) The certificate margin on the Class AF-1, Class AV-1, Class AV-2 and Class AV-3 Certificates will equal 2 times its original applicable margin on the first Distribution Date after the first possible Optional Termination Date. The pass-through rate on the Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates and the Subordinate Certificates will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date.

4) The Certificates will be subject to the applicable rate cap as described herein.

5) The Certificates will be priced at 120% Fix PPC (100% Fix PPC: 10% CPR in month 1, building linearly to 20% CPR in month 12, remaining at 20% CPR thereafter) for the fixed rate mortgage loans and at 100% Arm PPC (228 Arm loans at 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 22, 55% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter. 327 Arm loans at 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 34, 55% CPR, from month 35 to month 39, and 35% CPR in month 40 and thereafter. 525 Arm loans at 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 58, 55% CPR, from month 59 to month 63, and 35% CPR in month 64 and thereafter), capped at 95% CPR for the adjustable rate mortgage loans. 100% Pricing Speed is assumed to be 120% Fix PPC and 100% Arm PPC. Assumes 10% call.

6)   Assumes latest maturity date of Mortgage Loans plus one year.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                         212-449-3659      scott_soltas@ ml.com
Charles Sorrentino                   212-449-3659      charles_sorrentino@ml.com
Colin Sheen                          212-449-3659      colin_sheen@ml.com
Edgar Seah                           212-449-3659      edgar_seah@ml.com
Gregory Ikhilov                      212-449-3659      gregory_ikhilov@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                          212-449-0752      matthew_whalen@ml.com
Paul Park                            212-449-6380      paul_park@ml.com
Tom Saywell                          212-449-2122      tom_saywell@ml.com
Fred Hubert                          212-449-5071      fred_hubert@ml.com
Alan Chan                            212-449-8140      alan_chan@ml.com
Parkson Young                        212-449-1768      parkson_young@ml.com
Alice Chu                            212-449-1701      alice_chu@ml.com
Sonia Lee                            212-449-5067      sonia_lee@ml.com
Oleg Saitskiy                        212-449-1901      oleg_saitskiy@ml.com
Keith Singletary                     212-449-9431      keith_singletary@ml.com
Calvin Look                          212-449-5029      calvin_look@ml.com


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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
TITLE OF                   Terwin Mortgage Trust Asset-Backed Certificates, Series
CERTIFICATES               TMTS 2005-12ALT

                           Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class
                           AF-5 Certificates (the "Group I Senior Certificates"),

                           Class AV-1, Class AV-2 and Class AV-3 Certificates (the
                           "Group II Senior Certificates"),

                           Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the "Class M
                           Certificates"),

                           Class B-1, Class B-2 and Class B-3 Certificates
                           (collectively, the "Class B Certificates").

                           The Group I Senior Certificates and the Group II
                           Senior Certificates are collectively known as the, "Class A Certificates"

                           The Class A Certificates, the Class M Certificates, and the Class B Certificates, are collectively known as the "Certificates".

                           The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITERS               Merrill Lynch, Pierce, Fenner & Smith Incorporated and
                           Terwin Capital LLC

SELLER                     Terwin Advisors LLC

SERVICING                  JPMorgan Chase Bank, National Association
ADMINISTRATOR
AND SECURITIES
ADMINISTRATOR

BACK-UP SERVICER           JPMorgan Chase Bank, National Association: The Back-Up
                           Servicer shall perform the servicing duties and obligations of the Specialized Loan Servicing, LLC in the event that
                           the Specialized Loan Servicing, LLC is terminated as
                           Servicer. Transfer of servicing to the Back-Up Servicer
                           shall be effective after twenty days advance notice is
                           given to the Back-Up Servicer.

SERVICER                   Specialized Loan Servicing, LLC, provided that in relation to some or all of the Mortgage Loans, prior to the Closing
                           Date Specialized Loan Servicing, LLC may sell the servicing rights to either Countrywide Home Loans Servicing LP. or
                           GreenPoint Mortgage Funding Inc., in which case such party will be the Servicer in relation to the relevant Mortgage
                           Loans.

TRUSTEE                    U.S. Bank National Association

LOSS MITIGATION            The Murrayhill Company
ADVISOR

CUT-OFF DATE               August 1, 2005

PRICING DATE               On or about June [15], 2005

CLOSING DATE               On or about August [30], 2005

DISTRIBUTION DATES         Distribution of principal and interest on the Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day
                           thereafter, commencing in September 2005.

ERISA CONSIDERATIONS       The Certificates will be ERISA eligible as of the Closing
                           Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the
                           Internal Revenue Code of an ERISA Plan's acquisition and
                           ownership of such Certificates.

LEGAL INVESTMENT           It is expected that the Senior Certificates and the Class M
                           Certificates will constitute "mortgage-related securities"
                           for the purposes of SMMEA.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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
TAX STATUS                 For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real
                           estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION       Specialized Loan Servicing, LLC (with the consent of the
                           party specified in the Prospectus Supplement) has the
                           option (the "Clean-up Call Option") to terminate the trust by purchasing all of the Mortgage Loans and any REO
                           Properties and retiring the Certificates when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance
                           of the Mortgage Loans as of the Cut-Off Date.

PRE-FUNDED AMOUNT:         On the Closing Date, a portion of the proceeds from the
                           sale of the Certificates up to approximately [25]% of the
                           aggregate principal balance of the Certificates issued on
                           the Closing Date (the "Pre-Funded Amount") will be
                           deposited with the Trustee in a segregated account (the
                           "Pre-Funding Account") and used by the Trust Fund to
                           purchase Mortgage Loans after the Closing Date. The
                           Pre-Funded Amount will be reduced during the Pre-Funding
                           Period by the amounts thereof used to fund such purchases.
                           Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be distributed as principal to the Certificates.

                           If specified in the prospectus supplement, on the Closing
                           Date, the Seller will establish a segregated account (the
                           "Capitalized Interest Account"), which will be applied to
                           cover shortfalls in the amount of interest generated by the
                           Mortgage Loans attributable to the pre-funding feature.

PRE-FUNDING PERIOD:        From the Closing Date to and including a date, to be
                           specified in the Prospectus Supplement, not later than 90
                           days following the Closing Date.

MORTGAGE LOANS             The mortgage pool will consist of 2 groups of fixed rate
                           and adjustable rate, first lien, mortgage loans ("Initial
                           Mortgage Loans") underwritten to The Winter Group program
                           Underwriting Guidelines or the guidelines of the applicable originators and will be serviced by Specialized Loan
                           Servicing, LLC.

                           The Pre-Funded Amount will be used to purchase certain
                           mortgage loans during the Pre-Funding Period (the
                           "Subsequent Mortgage Loans" and together with the Initial
                           Mortgage Loans, the "Mortgage Loans"). At the end of the
                           Pre-Funding Period it is expected that the final mortgage
                           pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately $315,000,000.

TOTAL DEAL SIZE            Approximately $[315,000,000]

ADMINISTRATIVE             FEES The Servicing Administrator, Servicer, Securities
                           Administrator, and Trustee will be paid fees aggregating to approximately 39.5 bps per annum (payable monthly) on the
                           stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS        1. Excess Interest
                           2. Over-Collateralization
                           3. Subordination

EXCESS INTEREST            Excess Interest cashflow will be available as credit
                           enhancement.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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
OVER-COLLATERALIZATION     The over-collateralization ("O/C") amount is equal to the
                           excess of the aggregate principal balance of the Mortgage
                           Loans over the aggregate principal balance of the
                           Certificates. On the Closing Date, the
                           over-collateralization amount will equal approximately
                           0.00% of the aggregate principal balance of the Mortgage
                           Loans. The trust fund will apply 90% of the Excess Interest as principal payments on the Class A Certificates (until
                           the distribution date in February 2006) until the O/C
                           target is reached, resulting in a limited acceleration of
                           principal of the Certificates relative to the Mortgage
                           Loans. Commencing March 2006, to the extent the O/C amount is reduced below the over-collateral target amount, all or some of the Excess Interest will be directed to reach the
                           O/C target amount. Once the O/C target amount is reached,
                           the acceleration feature will cease, unless it becomes
                           necessary again to maintain the O/C target amount (i.e.,
                           0.50% of the sum of (x) the aggregate principal balance of the Mortgage Loans as of the Closing Date and (y) the
                           Pre-funded amount).

                           Initial: 0.00% of original principal balance of the Mortgage Loans

                           Target: [0.50]% of the sum of (x) the aggregate principal
                           balance of the Mortgage Loans as of the Closing Date and
                           (y) the Pre-funded amount before stepdown [1.00]% of current principal balance of the Mortgage Loans on or after stepdown

                           Floor: 0.50% of the sum of (x) the aggregate principal
                           balance of the Mortgage Loans as of the Closing Date and
                           (y) the Pre-funded amount


SUBORDINATION:             CLASSES              RATING ([S/F])         SUBORDINATION
                           -------              --------------         -------------
* includes O/C             Class A              [AAA/ AAA]             [12.80%]
                           Class M-1            [AA+ / AA+]            [8.50%]
                           Class M-2            [AA+ / AA]             [6.35%]
                           Class M-3            [AA+ / AA-]            [5.30%]
                           Class M-4            [AA / A+]              [4.25%]
                           Class M-5            [AA / A]               [3.20%]
                           Class M-6            [AA / A-]              [2.65%]
                           Class B-1            [A+ / NR]              [1.50%]
                           Class B-2            [A / NR]               [1.00%]
                           Class B-3            [A- / NR]              [0.50%]

CLASS SIZES:               CLASSES              RATING (S/F)           CLASS SIZES
                           -------              ------------           -----------
                           Class A              [AAA/ AAA]             [87.70%]
                           Class M-1            [AA+ / AA+]            [4.30%]
                           Class M-2            [AA+ / AA]             [2.15%]
                           Class M-3            [AA+ / AA-]            [1.05%]
                           Class M-4            [AA / A+]              [1.05%]
                           Class M-5            [AA / A]               [1.05%]
                           Class M-6            [AA / A-]              [0.55%]
                           Class B-1            [A+ / NR]              [1.15%]
                           Class B-2            [A / NR]               [0.50%]
                           Class B-3            [A- / NR]              [0.50%]


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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--------------------------------------------------------------------------------



INTEREST ACCRUAL           Interest will accrue on the Certificates at the applicable
                           Pass-Through Rate.

                           -  Interest on the Class AF-1, Class AV-1, Class AV-2 and
                              Class AV-3 Certificates, will accrue initially from the
                              Closing Date to (but excluding) the first Distribution
                              Date, and thereafter, from the prior Distribution Date
                              to (but excluding) the applicable Distribution Date on
                              an Actual/360 basis.

                           -  The first accrual period for the Class AF-2, Class AF-3,
                              Class AF-4 and Class AF-5 Certificates, and the
                              Subordinate Certificates will begin on August 1, 2005
                              and end on August 31, 2005. Interest in respect of a
                              Distribution Date will accrue on such Certificates from
                              and including the first day of the calendar month
                              preceding that Distribution Date up to and including the
                              last day of such month, on a 30/360 basis.

PASS-THROUGH RATES

                           -  The Class AF-1 Pass-Through Rate will be a per annum
                              rate equal to the least of (x) for any Distribution Date
                              which occurs on or prior to the first possible Optional
                              Termination Date, One-Month LIBOR plus [ ]% (the "Class
                              AF-1 Margin"), and beginning on the first Distribution
                              Date after the first possible Optional Termination Date,
                              One-Month LIBOR plus 2 times the Class AF-1 Margin, (y)
                              the Group I Available Funds Cap and (z) the Group I
                              Maximum Rate Cap.

                           -  On each Distribution Date, for the Class AF-2, Class
                              AF-3, Class AF-4 and Class AF-5 Certificates, interest
                              will accrue at a fixed rate equal to the least of (x)
                              for any Distribution Date which occurs on or prior to
                              the first possible Optional Termination Date, their
                              respective fixed rate coupons and beginning on the first
                              Distribution Date after the first possible Optional
                              Termination Date, the respective fixed rate coupons plus
                              50bps and (y) the Group I Net WAC Cap and (z) the Group
                              I Maximum Rate Cap.

                           -  The Class AV-1 Pass-Through Rate will be a per annum
                              rate equal to the least of (x) for any Distribution Date
                              which occurs on or prior to the first Distribution Date
                              after the first possible Optional Termination Date,
                              One-Month LIBOR plus [ ]% (the "Class AV-I Margin"), and
                              beginning on the first Distribution Date after the first
                              possible Optional Termination Date, One-Month LIBOR plus
                              2 times the Class AV-I Margin, (y) the Group II
                              Available Funds Cap and (z) the Group II Maximum Rate
                              Cap.

                           -  The Class AV-2 Pass-Through Rate will be a per annum
                              rate equal to the least of (x) for any Distribution Date
                              which occurs on or prior to the first Distribution Date
                              after the first possible Optional Termination Date,
                              One-Month LIBOR plus [ ]% (the "Class AV-2 Margin"), and
                              beginning on the first Distribution Date after the first
                              possible Optional Termination Date, One-Month LIBOR plus
                              2 times the Class AV-2 Margin, (y) the Group II
                              Available Funds Cap and (z) the Group II Maximum Rate
                              Cap.

                           -  The Class AV-3 Pass-Through Rate will be a per annum
                              rate equal to the least of (x) for any Distribution Date
                              which occurs on or prior to the first Distribution Date
                              after the first possible Optional Termination Date,
                              One-Month LIBOR plus [ ]% (the "Class AV-3 Margin"), and
                              beginning on the first Distribution Date after the first
                              possible Optional Termination Date, One-Month LIBOR plus
                              2 times the Class AV-3 Margin, (y) the Group II
                              Available Funds Cap and (z) the Group II Maximum Rate
                              Cap.

                           -  On each Distribution Date for the Subordinate
                              Certificates, interest will accrue at a fixed rate equal
                              to the least of (x) for any Distribution Date which
                              occurs on or prior to the first possible Optional
                              Termination Date, their respective fixed rate coupons
                              and beginning on the first Distribution Date after the
                              first possible Optional Termination Date, the respective
                              fixed rate coupon plus 50bps, (y) the Subordinate Rate
                              Cap and (z) the Subordinate Maximum Rate Cap.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-12ALT
--------------------------------------------------------------------------------


GROUP I AVAILABLE          The per annum rate equal to (A) 12 times the quotient of
FUNDS CAP                  (x) the total scheduled interest based on the Group
                           I Net Mortgage Rates in effect on the related due
                           date plus interest on the funds in the Pre-Funding
                           Account related to the Group I Mortgage Loans at the
                           weighted average Group I Net Mortgage Rate, divided
                           by (y) the aggregate principal balance of the Group I
                           Mortgage Loans plus any amounts in the Pre-Funding
                           Account related to the Group I Mortgage Loans as of
                           the first day of the related collection period
                           multiplied by 30 and divided by the actual number of
                           days in the related accrual period.

                           "Group I Net Mortgage Rate" means, with respect to any Group I Mortgage Loan, the mortgage rate less the Administrative Fees.

GROUP I NET WAC CAP        The per annum rate equal to (A) 12 times the quotient of
                           (x) the total scheduled interest based on the Group I Net
                           Mortgage Rates in effect on the related due date plus
                           interest on the funds in the Pre-Funding Account related to the Group I Mortgage Loans at the weighted average Group I
                           Net Mortgage Rate, divided by (y) the aggregate principal
                           balance of the Group I Mortgage Loans plus any amounts in
                           the Pre-Funding Account related to the Group I Mortgage
                           Loans as of the first day of the related collection period.

                           "Group I Net Mortgage Rate" means, with respect to any Group I Mortgage Loan, the mortgage rate less the Administrative Fees.

GROUP I MAXIMUM RATE       The pass-through rate of the Certificates will also be
CAP                        subject to the "Group I Maximum Rate Cap", which is a
                           per annum rate equal to the weighted average of the net
                           maximum lifetime mortgage rates on the adjustable rate
                           Group I Mortgage Loans and a per annum rate equal to the
                           net mortgage rate on the mortgage rates on the fixed rate
                           Group I Mortgage Loans, and in the case of the Class AF-1
                           Certificates, multiplied by 30 and divided by the actual
                           number of days in the related accrual period. Any interest shortfall due to the Group I Maximum Rate Cap will not be
                           reimbursed.

GROUP II AVAILABLE         The per annum rate equal to (A) 12 times the quotient of
FUNDS CAP                  (x) the total scheduled interest based on the Group
                           II Net Mortgage Rates in effect on the related due
                           date plus interest on the funds in the Pre-Funding
                           Account related to the Group II Mortgage Loans at the
                           weighted average Group II Net Mortgage Rate, divided
                           by (y) the aggregate principal balance of the Group
                           II Mortgage Loans plus any amounts in the Pre-Funding
                           Account related to the Group II Mortgage Loans as of
                           the first day of the related collection period
                           multiplied by 30 and divided by the actual number of
                           days in the related accrual period.

                           "Group II Net Mortgage Rate" means, with respect to any Group II Mortgage Loan, the mortgage rate less the Administrative Fees.

GROUP II MAXIMUM           The pass-through rate of the Certificates will also be
RATE CAP                   subject to the " Group II Maximum Rate Cap", which is
                           a per annum rate equal to the weighted average of the
                           net maximum lifetime mortgage rates on the adjustable
                           rate Group II Mortgage Loans, and multiplied by 30
                           and divided by the actual number of days in the
                           related accrual period. Any interest shortfall due to
                           the Group II Maximum Rate Cap will not be reimbursed.

SUBORDINATE MAXIMUM        The Subordinate Maximum Rate Cap will equal the weighted
RATE CAP                   average of the Group I Maximum Rate Cap and the Group II
                           Maximum Rate Cap, weighted on the basis of the Group I
                           Group Subordinate Amount and the Group II Group Subordinate
                           Amount, respectively.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-12ALT
--------------------------------------------------------------------------------


SUBORDINATE RATE CAP       The per annum rate equal to (A) 12 times the quotient
                           of (x) the total scheduled interest based on the Net
                           Mortgage Rates in effect on the related due date plus
                           interest on the funds in the Pre-Funding Account,
                           divided by (y) the aggregate principal balance of the
                           Mortgage Loans plus any amounts in the Pre-Funding
                           Account as of the first day of the related collection
                           period.

                           "Net Mortgage Rate" means, with respect to any Mortgage
                           Loan, the mortgage rate less the Administrative Fees.

RATE CAP                   For the Group I Senior Certificates (excluding the Class
                           AF-1 Certificates), the Group I Net WAC Cap. For the Class
                           AF-1 Certificates, the Group 1 Available Funds Cap. For the
                           Group II Senior Certificates, the Group II Available Funds
                           Cap. For each of the Subordinate Certificates, the
                           Subordinate Rate Cap.

GROUP I GROUP              The excess of the aggregate principal amount of the Group I
SUBORDINATE AMOUNT         Mortgage Loans plus any amounts in the Pre-Funding
                           Account related to the Group I Mortgage Loans over
                           the principal balance of the Group I Senior
                           Certificates.

GROUP II GROUP             The excess of the aggregate principal amount of the Group
                           II Mortgage Loans plus any SUBORDINATE AMOUNT amounts in
                           the Pre-Funding Account related to the Group II Mortgage
                           Loans over the principal balance of the Group II Senior
                           Certificates.

CASHFLOW PRIORITY          1. Repayment of any unreimbursed Servicer advances.

                           2. Administrative Fees.

                           3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months,
                              concurrently, to the Class A, then monthly interest,
                              including any unpaid monthly interest from prior months,
                              to the Class M-1 Certificates, then to the Class M-2
                              Certificates, then to the Class M-3 Certificates, then
                              to the Class M-4 Certificates, then to the Class M-5
                              Certificates, then to the Class M-6 Certificates, then
                              to the Class B-1 Certificates, then to the Class B-2
                              Certificates and then to the Class B-3 Certificates.

                           4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under
                              "PRINCIPAL PAYDOWN", then monthly principal to the Class
                              M-1 Certificates, then monthly principal to the Class
                              M-2 Certificates, then monthly principal to the Class
                              M-3 Certificates, then monthly principal to the Class
                              M-4 Certificates, then monthly principal to the Class
                              M-5 Certificates, then monthly principal to the Class
                              M-6 Certificates, then monthly principal to the Class
                              B-1 Certificates, then monthly principal to the Class
                              B-2 Certificates, then monthly principal to the Class
                              B-3 Certificates, in each case as described under
                              "PRINCIPAL PAYDOWN."

                           5. Excess interest in the order as described under
                              "PRINCIPAL PAYDOWN" if necessary to maintain O/C to the
                              required level.

                           6. Excess interest to pay Class M and Class B Certificates principal shortfalls.

                           7. Excess interest to pay Carryover on the Certificates
                              resulting from imposition of the Available Funds Cap.

                           8. Any remaining amount will be paid in accordance with the
                              Pooling and Servicing Agreement and will not be
                              available for payment to holders of the Certificates.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-12ALT
--------------------------------------------------------------------------------


PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:


      1. The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level (the "Group I Principal Distribution Amount") will be paid to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates. Amounts allocated to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates shall be paid as follows: (i) to the Class AF-5 Certificates in an amount equal to the Class AF-5 Lockout Distribution Amount for that Distribution Date, and then (ii) sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates, with all amounts paid to the Class AF-1 certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AF-2 certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AF-3 certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AF-4 Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class AF-5 Certificates until its Certificate principal balance has been reduced to zero.

      2. The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level (the "Group II Principal Distribution Amount") will be paid to the Class AV-1, Class AV-2 and Class AV-3 Certificates. Amounts allocated to the Class AV-1, Class AV-2 and Class AV-3 Certificates shall be paid as follows: sequentially to the Class AV-1, Class AV-2 and Class AV-3 Certificates, with all amounts paid to the Class AV-1 Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AV-2 Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class AV-3 Certificates until its Certificate principal balance has been reduced to zero.

"Group I Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to the Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

"Group II Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to the Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

After the Certificate principal balance of either the Group I Senior Certificates or Group II Senior Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Group I Senior Certificates or Group II Senior Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Group I Senior Certificates and Group II Senior Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-12ALT
--------------------------------------------------------------------------------


"Class AF-5 Lockout Distribution Amount" means, for any Distribution Date, the product of (x) the Class AF-5 Lockout Distribution Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class AF-5 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class AF-5 Lockout Distribution Amount for a Distribution Date exceed the Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class AF-5 Certificates immediately prior to that Distribution Date.

"Class AF-5 Pro Rata Distribution Amount" means, for any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AF-5 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Group I Senior Certificates immediately prior to that Distribution Date and (y) the principal distribution amount for that Distribution Date.

"Class AF-5 Lockout Distribution Percentage" means, for a Distribution Date in any period listed in the table below, the applicable percentage listed opposite such period:

DISTRIBUTION DATES                                            LOCKOUT PERCENTAGE
------------------                                            ------------------
September 2005 through and including August 2008                     0%
September 2008 through and including August 2010                    45%
September 2010 through and including August 2011                    80%
September 2011 through and including August 2012                   100%
September 2012 and thereafter                                      300%

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates and tenth to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A                                                   [25.60%]*
CLASS M-1                                                 [17.00%]*
CLASS M-2                                                 [12.70%]*
CLASS M-3                                                 [10.60%]*
CLASS M-4                                                 [8.50%]*
CLASS M-5                                                 [6.40%]*
CLASS M-6                                                 [5.30%]*
CLASS B-1                                                 [3.00%]*
CLASS B-2                                                 [2.00%]*
CLASS B-3                                                 [1.00%]*
                                                          *Includes initial O/C

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)   The Distribution Date is on or after the September 2008 Distribution Date;
     and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii) A Step Down Loss Trigger Event does not exist.

SUBORDINATE                The first Distribution Date on which the Required
CLASS PRINCIPAL            Percentage (i.e., the sum of the outstanding principal
DISTRIBUTION               balance of the Subordinate Certificates and the O/C amount
DATE                       divided by the aggregate stated principal balance of the
                           Mortgage Loans) is greater than or equal to the Senior
                           Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination
                           percentage.

                           SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                           [25.60]%
                           or
                           ([12.30]% + [0.50]%)*2


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)          COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-12ALT
--------------------------------------------------------------------------------


STEP DOWN LOSS             The situation that exists with respect to any Distribution
TRIGGER EVENT              Date on or after the Stepdown Date, if either (a) the
                           quotient (expressed as a percentage) of (1) the aggregate
                           Stated Principal Balance of all Mortgage Loans 60 or more
                           days delinquent, measured on a rolling three month basis
                           (including Mortgage Loans in foreclosure and REO
                           Properties) and (2) the Stated Principal Balance of all the
                           Mortgage Loans as of the preceding Servicer Remittance
                           Date, equals or exceeds the product of (i) [37.00]% and
                           (ii) the Required Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate Realized Losses
                           incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the
                           Cut-off Date exceeds the Required Loss Percentage.

DISTRIBUTION DATE OCCURRING       REQUIRED LOSS PERCENTAGE
---------------------------       ------------------------
September 2008 - August 2009      [2.00]% with respect to September 2008, plus an additional
                                  1/12th of [0.75]% for each month thereafter
September 2009 - August 2010      [2.75]% with respect to September 2009, plus an additional
                                  1/12th of [0.50]% for each month thereafter
September 2010 - August 2011      [3.25]% with respect to September 2010, plus an additional
                                  1/12th of [0.25]% for each month thereafter
September 2011 and thereafter     [3.50]%

                               (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                 The Certificates will be offered pursuant to a Prospectus
                           which includes a Prospectus Supplement (together, the
                           "Prospectus"). Complete information with respect to the
                           Certificates and the Mortgage Loans is contained in the
                           Prospectus. The foregoing is qualified in its entirety by
                           the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the
                           Prospectus shall govern in all respects. Sales of the
                           Certificates may not be consummated unless the purchaser
                           has received the Prospectus.

INFORMATION HEREIN         The information contained herein with respect to the
SUBJECT TO CHANGE          subordination levels and class sizes of the Certificates is subject to change at any time prior to the Closing Date,
                           which is expected to be on or about August [30], 2005. The
                           Prospectus will describe the material characteristics of
                           the Certificates, including class sizes and subordination
                           levels. All such information included herein is preliminary only, subject to revision, and expressly qualified in its
                           entirety by the information appearing in the Prospectus.
                           The class sizes and subordination levels shown herein
                           reflect preliminary rating agency feedback based on
                           currently-available information. They are subject to change to account for changes in interest rates and other factors which may occur prior to the Closing Date. It is not
                           anticipated that the other transaction characteristics
                           disclosed in the Prospectus will differ materially from
                           those shown herein. Please refer to the Prospectus for a
                           description of the Certificates and the Mortgage Loans as
                           ultimately constituted.

MORTGAGE LOAN TABLES       The following tables describe the Mortgage Loans and the
                           related mortgaged properties as of June 1, 2005
                           ("Statistical Calculation Date"), except where otherwise
                           noted. The sum of the columns below may not equal the total indicated due to rounding. It is not expected that the
                           statistical characteristics of the final mortgage pool will differ in any material respect from the characteristics
                           described in the following tables.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                                SERIES 2005-12ALT
(MERRILL LYNCH LOGO)            AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------


Aggregate Outstanding Principal Balance                             $397,645,558
Aggregate Original Principal Balance                                $397,814,587
Number of Mortgage Loans                                               2,108

                                        MINIMUM       MAXIMUM         AVERAGE (1)
                                        -------       -------         -----------
Original Principal Balance              $15,000       $997,555        $188,717
Outstanding Principal Balance           $15,000       $997,555        $188,636

                                        MINIMUM       MAXIMUM     WEIGHTED AVERAGE (2)
                                        -------       -------     --------------------
Original Term (mos)                       120           360             357
Stated Remaining Term (mos)               111           358             354
Loan Age (mos) (4)                         2             17              3
Current Interest Rate                    4.750%        13.840%         7.236%
Initial Interest Rate Cap                1.500%        6.000%          3.308%
Periodic Rate Cap                        1.000%        6.000%          1.058%
Gross Margin                             2.250%        8.850%          4.077%
Maximum Mortgage Rate                   10.000%       18.875%         13.032%
Minimum Mortgage Rate                    2.250%        10.450%         4.685%
Months to Roll(4)                          4             58              31
Original Loan-to-Value                    9.01%         100.00%         77.28%
Credit Score (3)                           502           844             678

                                                      EARLIEST        LATEST
                                                      --------        ------
Maturity Date                                         11/01/2014      06/01/2035

LIEN POSITION                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
1st Lien                                                                 100.00%

OCCUPANCY                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Primary                                                                   63.47%
Second Home                                                                6.18%
Investment                                                                30.35%

LOAN TYPE                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Fixed Rate                                                                44.74%
ARM                                                                       55.26%

AMORTIZATION TYPE                                       PERCENT OF MORTGAGE POOL
-----------------                                       ------------------------
Fully Amortizing                                                          48.00%
Interest-Only                                                             52.00%

YEAR OF ORIGINATION                                     PERCENT OF MORTGAGE POOL
------------------                                      ------------------------
2004                                                                      4.22%
2005                                                                     95.78%

LOAN PURPOSE                                            PERCENT OF MORTGAGE POOL
------------                                            ------------------------
Purchase                                                                 65.93%
Refinance - Rate Term                                                     4.99%
Refinance - Cashout                                                      29.08%

PROPERTY TYPE                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
Single Family Residence                                                   64.35%
Two-to-Four Family                                                        16.43%
Planned Unit Development                                                  10.69%
Condominium                                                                6.95%
Townhouse                                                                  1.12%
Manufactured Housing                                                       0.40%
Cooperative                                                                0.07%


(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  As of the Cut-off Date.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                                SERIES 2005-12ALT
(MERRILL LYNCH LOGO)            AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                     AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE   PERCENT
RANGE OF                MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT      BALANCE       ORIGINAL    FULL    PERCENT
MORTGAGE RATES            LOANS     OUTSTANDING        POOL      COUPON      SCORE    OUTSTANDING       LTV       DOC        IO
--------------            -----     -----------        ----      ------      -----    -----------       ---       ---        --
5.000% or less              14      $  4,123,438        1.04%     4.918%      678      $ 294,531       75.40%    94.50%     8.37%
5.001% to 5.500%            51        12,420,884        3.12      5.275       717        243,547       73.52     68.18     30.75
5.501% to 6.000%           103        23,521,439        5.92      5.882       708        228,363       73.20     41.83     69.47
6.001% to 6.500%           282        60,059,381       15.10      6.359       690        212,977       75.89     40.49     60.37
6.501% to 7.000%           389        80,732,901       20.30      6.814       683        207,540       76.62     28.90     61.72
7.001% to 7.500%           347        67,750,360       17.04      7.314       678        195,246       78.43     20.95     57.59
7.501% to 8.000%           409        71,719,616       18.04      7.813       673        175,354       78.35     16.29     49.46
8.001% to 8.500%           264        45,953,502       11.56      8.276       673        174,066       78.85     15.33     41.39
8.501% to 9.000%           145        20,837,209        5.24      8.791       636        143,705       79.07     14.03     24.90
9.001% to 9.500%            55         6,446,430        1.62      9.271       619        117,208       82.38     19.14     22.95
9.501% to 10.000%           25         2,262,079        0.57      9.725       544         90,483       79.14     25.57      0.00
10.001% to 10.500%          10           794,896        0.20     10.278       557         79,490       66.40     16.41      0.00
10.501% to 11.000%           7           461,191        0.12     10.800       545         65,884       76.81     40.90      0.00
11.001% to 11.500%           2            87,435        0.02     11.218       566         43,717       67.14     51.96      0.00
11.501% to 12.000%           2           221,815        0.06     11.667       576        110,908       70.00    100.00      0.00
12.001% to 12.500%           1           170,003        0.04     12.050       556        170,003       70.00    100.00      0.00
13.001% to 13.500%           1            52,977        0.01     13.350       557         52,977       55.79      0.00      0.00
13.501% to 14.000%           1            30,000        0.01     13.840       740         30,000       75.00    100.00      0.00
                        ------      ------------      ------     ------      ----      ---------      ------    ------    ------
TOTAL:                   2,108      $397,645,558      100.00%     7.236%      678      $ 188,636       77.28%    27.23%    52.00%
                        ======      ============      ======     ======      ====      =========      ======    ======    ======

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 13.840% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.236% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                            WEIGHTED    AVERAGE       WEIGHTED
RANGE OF               NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE      PERCENT
REMAINING MONTHS       MORTGAGE       BALANCE        MORTGAGE    AVERAGE    CREDIT     BALANCE       ORIGINAL     FULL       PERCENT
TO STATED MATURITY      LOANS       OUTSTANDING        POOL       COUPON     SCORE    OUTSTANDING      LTV        DOC           IO
------------------      -----       -----------        ----       ------     -----    -----------      ---        ---           --
109 to 120                   7       $    278,453      0.07%       8.284%     590       $ 39,779     69.07%      79.90%        0.00%
169 to 180                  60          5,303,762      1.33        7.058      637         88,396     68.19       50.19         0.00
217 to 228                   1             29,202      0.01        6.750      682         29,202      9.01      100.00         0.00
229 to 240                  25          1,222,350      0.31        8.200      604         48,894     68.56       61.20         0.00
289 to 300                   1             99,633      0.03        7.100      547         99,633     70.42        0.00         0.00
349 to 360               2,014        390,712,158     98.26        7.234      679        193,998     77.45       26.78        52.92
                        ------       ------------    ------       ------     ----       --------    ------      ------       ------
TOTAL:                   2,108       $397,645,558    100.00%       7.236%     678       $188,636     77.28%      27.23%       52.00%
                        ======       ============    ======       ======     ====       ========    ======      ======       ======


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 111 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 354 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                                SERIES 2005-12ALT
(MERRILL LYNCH LOGO)            AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                     AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
RANGE OF                NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE   PERCENT
ORIGINAL MORTGAGE LOAN  MORTGAGE      BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE    ORIGINAL   FULL    PERCENT
PRINCIPAL BALANCES       LOANS      OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV     DOC        IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------  -------  -------
$1 to $50,000                 150   $  6,146,985       1.55%     8.299%       613  $     40,980    68.39%   70.22%    2.73%
$50,001 to $100,000           465     32,482,382       8.17      7.731        660        69,855    78.20    44.48    22.98
$100,001 to $150,000          356     44,830,608      11.27      7.215        678       125,929    78.23    32.29    47.04
$150,001 to $200,000          375     65,593,889      16.50      7.156        681       174,917    77.54    30.68    52.46
$200,001 to $250,000          232     52,061,198      13.09      7.164        679       224,402    77.40    21.87    58.37
$250,001 to $300,000          185     50,942,888      12.81      7.307        682       275,367    78.36    24.29    56.33
$300,001 to $350,000          124     40,587,704      10.21      7.056        685       327,320    77.62    16.13    54.86
$350,001 to $400,000           67     25,111,954       6.32      6.972        676       374,805    78.09    30.89    61.29
$400,001 to $450,000           45     19,120,029       4.81      7.026        684       424,890    77.38    30.79    57.90
$450,001 to $500,000           47     22,553,525       5.67      7.312        676       479,862    77.15    10.59    51.16
$500,001 to $550,000           15      7,811,914       1.96      7.404        667       520,794    74.55    13.18    40.09
$550,001 to $600,000           19     10,938,892       2.75      7.429        686       575,731    77.09    21.57    63.60
$600,001 to $650,000           18     11,483,680       2.89      7.187        687       637,982    71.40    16.35    61.43
$650,001 to $700,000            3      2,073,600       0.52      7.003        656       691,200    63.03     0.00   100.00
$700,001 to $750,000            2      1,490,000       0.37      5.941        684       745,000    80.00    50.34   100.00
$750,001 to $800,000            1        772,000       0.19      6.500        663       772,000    80.00   100.00   100.00
$800,001 to $850,000            1        838,556       0.21      7.750        641       838,556    80.00     0.00     0.00
$850,001 to $900,000            1        880,000       0.22      7.125        717       880,000    80.00   100.00   100.00
$900,001 to $950,000            1        928,200       0.23      6.875        756       928,200    70.00   100.00   100.00
$950,001 to $1,000,000          1        997,555       0.25      7.125        649       997,555    65.00     0.00   100.00
                        ---------   ------------  ---------   --------   --------  ------------  -------   ------   ------
TOTAL:                      2,108   $397,645,558     100.00%     7.236%       678  $    188,636    77.28%   27.23%   52.00%
                        =========   ============  =========   ========   ========  ============  =======   ======   ======

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans from approximately $15,000 to approximately $997,555 and the average outstanding principal balance of the Mortgage Loans was approximately $188,636.

PRODUCT TYPES

                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                        MORTGAGE      BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
PRODUCT TYPES             LOANS     OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING      LTV      DOC      IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------  -------  -------
10 Year Fixed Loans             7   $    278,453       0.07%     8.284%       590  $     39,779    69.07%   79.90%    0.00%
15 Year Fixed Loans            57      4,960,276       1.25      7.179        633        87,022    68.22    46.74     0.00
20 Year Fixed Loans            25      1,199,029       0.30      8.208        598        47,961    66.60    64.82     0.00
25 Year Fixed Loans             1         99,633       0.03      7.100        547        99,633    70.42     0.00     0.00
30 Year Fixed Loans           959    171,363,169      43.09      7.429        679       178,689    76.95    30.63    39.74
Six-Month LIBOR Loans           4      1,081,680       0.27      6.578        650       270,420    78.18     0.00    25.74
2/28 LIBOR Loans              571    128,183,963      32.24      7.340        668       224,490    78.20    17.15    58.53
3/27 LIBOR Loans              281     45,209,700      11.37      6.568        690       160,889    78.04    42.57    51.48
5/25 LIBOR Loans              203     45,269,654      11.38      6.865        698       223,003    76.52    24.87    88.55
                        ---------   ------------  ---------   --------   --------  ------------  -------   ------   ------
TOTAL:                      2,108   $397,645,558     100.00%     7.236%       678  $    188,636    77.28%   27.23%   52.00%
                        =========   ============  =========   ========   ========  ============  =======   ======   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                                SERIES 2005-12ALT
(MERRILL LYNCH LOGO)            AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                                      AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                         MORTGAGE      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE      ORIGINAL    FULL    PERCENT
AMORTIZATION TYPE         LOANS      OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV        DOC      IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
Fully Amortizing            1,213   $190,878,733      48.00%     7.381%       658  $    157,361     76.96%   28.51%    0.00%
24 Month Interest-Only         47     11,728,939       2.95      6.802        680       249,552     78.74    10.15   100.00
36 Month Interest-Only         10      2,819,600       0.71      5.755        724       281,960     76.13    78.19   100.00
60 Month Interest-Only        148     36,164,577       9.09      7.179        696       244,355     77.85    20.05   100.00
120 Month Interest-Only       690    156,053,709      39.24      7.130        697       226,165     77.45    27.71   100.00
                        ---------   ------------  ---------   --------   --------  ------------  --------   ------   ------
TOTAL:                      2,108   $397,645,558     100.00%     7.236%       678  $    188,636     77.28%   27.23%   52.00%
                        =========   ============  =========   ========   ========  ============  ========   ======   ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                                SERIES 2005-12ALT
(MERRILL LYNCH LOGO)            AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
GEOGRAPHIC LOCATION       LOANS     OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV       DOC      IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
Alabama                         9   $  1,076,349       0.27%     7.211%       695  $    119,594    79.48%    67.53%   36.49%
Arizona                       175     29,917,132       7.52      6.848        702       170,955    78.83     34.25    81.05
Arkansas                        6        503,758       0.13      7.707        644        83,960    76.28     15.84    10.72
California                    234     73,376,108      18.45      6.870        679       313,573    74.74     29.08    57.69
Colorado                       46      7,691,373       1.93      7.221        683       167,204    78.08      8.78    84.42
Connecticut                    35      7,058,822       1.78      7.667        674       201,681    79.06     25.55    10.97
Delaware                        1         81,154       0.02      8.875        687        81,154    80.00      0.00     0.00
District of Columbia           10      2,587,600       0.65      7.366        686       258,760    77.95     10.05    70.97
Florida                       195     34,493,887       8.67      7.380        663       176,892    79.60     17.31    38.15
Georgia                        63      8,586,956       2.16      7.447        676       136,301    78.43     23.15    40.71
Idaho                          10      1,046,369       0.26      7.064        724       104,637    77.12     16.63    45.80
Illinois                       32      3,768,400       0.95      7.093        681       117,763    75.57     36.99    47.02
Indiana                        40      2,534,049       0.64      8.161        645        63,351    83.95     60.57     9.87
Iowa                            2        111,105       0.03      7.174        686        55,552    95.00    100.00     0.00
Kansas                          6        319,995       0.08      8.483        674        53,332    85.31     50.00     0.00
Kentucky                       16        839,277       0.21      8.124        587        52,455    74.23     66.82     0.00
Louisiana                      12      1,928,317       0.48      7.350        646       160,693    74.09     11.01    26.24
Maine                           4        924,549       0.23      7.052        717       231,137    77.88     39.43     0.00
Maryland                      102     21,542,589       5.42      7.252        667       211,202    78.41     24.60    62.80
Massachusetts                  41     10,944,351       2.75      7.449        694       266,935    77.20     17.65    29.25
Michigan                       32      3,024,297       0.76      7.798        647        94,509    77.58     24.15    19.15
Minnesota                      23      3,512,146       0.88      6.728        717       152,702    75.40     37.39    92.00
Mississippi                     2        288,250       0.07      6.564        689       144,125    79.02     80.49   100.00
Missouri                       20      1,523,095       0.38      7.284        678        76,155    78.36     72.73     7.09
Montana                         1        199,832       0.05      6.875        633       199,832    72.73      0.00     0.00
Nebraska                        5        275,290       0.07      7.664        676        55,058    75.75      9.08     0.00
Nevada                        135     30,997,341       7.80      7.114        701       229,610    78.12     29.35    83.67
New Hampshire                   3        626,720       0.16      8.282        704       208,907    80.00      0.00     0.00
New Jersey                    101     25,373,895       6.38      7.460        647       251,227    77.25     16.52    36.62
New Mexico                      5      1,062,576       0.27      7.268        702       212,515    80.60     10.92    67.16
New York                       93     29,303,668       7.37      7.300        672       315,093    73.79     20.65    29.45
North Carolina                 37      4,568,384       1.15      7.544        674       123,470    69.19     30.57    22.69
Ohio                           51      3,755,206       0.94      7.705        633        73,631    79.60     50.85    11.75
Oklahoma                       28      1,715,095       0.43      7.681        618        61,253    75.38     69.89    10.50
Oregon                         49      9,336,507       2.35      7.346        706       190,541    79.77     37.36    73.84
Pennsylvania                   39      4,018,339       1.01      7.467        640       103,034    77.73     51.81    18.94
Rhode Island                   24      5,189,360       1.31      7.889        677       216,223    79.93     16.71    26.73
South Carolina                 16      2,372,100       0.60      7.810        661       148,256    72.16     34.07    65.93
Tennessee                      26      2,076,220       0.52      7.424        649        79,855    80.35     80.95    12.18
Texas                         180     17,478,511       4.40      7.547        647        97,103    79.14     37.33    10.96
Utah                           36      7,462,131       1.88      7.164        720       207,281    76.58     37.93    91.66
Vermont                         3        553,700       0.14      7.395        688       184,567    72.80      0.00    23.70
Virginia                       97     22,743,632       5.72      7.459        687       234,470    78.71     14.68    68.59
Washington                     49      9,453,886       2.38      6.938        701       192,936    79.46     39.09    87.27
West Virginia                   4        511,289       0.13      7.112        675       127,822    80.43     58.74    41.26
Wisconsin                       8        763,009       0.19      6.920        694        95,376    70.60     50.08     0.00
Wyoming                         2        128,941       0.03      8.592        590        64,470    70.28     80.66     0.00
                        ---------   ------------  ---------   --------   --------  ------------  -------    ------   ------
TOTAL:                      2,108   $397,645,558     100.00%     7.236%       678  $    188,636    77.28%    27.23%   52.00%
                        =========   ============  =========   ========   ========  ============  =======    ======   ======

No more than approximately 0.87% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                                SERIES 2005-12ALT
(MERRILL LYNCH LOGO)            AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL       MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
LOAN-TO-VALUE RATIOS      LOANS     OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV       DOC      IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
50.00% or less                 70   $  9,842,833       2.48%     6.780%       668  $    140,612    41.84%    26.76%   36.59%
50.01% to 55.00%               30      4,055,144       1.02      6.685        668       135,171    52.63     16.34    23.48
55.01% to 60.00%               53      8,722,623       2.19      6.797        689       164,578    58.59     18.04    51.90
60.01% to 65.00%               46      8,568,377       2.15      6.911        646       186,269    64.02     22.43    41.18
65.01% to 70.00%              213     42,843,343      10.77      7.203        675       201,142    69.31     21.62    50.34
70.01% to 75.00%              110     19,448,889       4.89      7.068        655       176,808    73.64     31.04    28.08
75.01% to 80.00%             1290    265,101,931      66.67      7.237        687       205,505    79.83     26.62    60.57
80.01% to 85.00%               74     10,168,067       2.56      7.526        615       137,406    84.03     51.53     4.52
85.01% to 90.00%              172     22,384,415       5.63      7.713        637       130,142    89.73     34.19    20.96
90.01% to 95.00%               48      6,340,035       1.59      7.819        655       132,084    94.65     40.68    22.30
95.01% to 100.00%               2        169,902       0.04      8.748        633        84,951   100.00    100.00     0.00
                        ---------   ------------  ---------   --------   --------  ------------  -------    ------   ------
TOTAL:                      2,108   $397,645,558     100.00%     7.236%       678  $    188,636    77.28%    27.23%   52.00%
                        =========   ============  =========   ========   ========  ============  =======    ======   ======

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.01% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 77.28%.

MORTGAGE INSURANCE

                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
MORTGAGE INSURANCE        LOANS     OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV       DOC      IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
No Mortgage Insurance       2,078   $392,985,879      98.83%     7.231%       678  $    189,117    77.11%    27.31%   51.91%
Mortgage Insurance             30      4,659,679       1.17      7.608        669       155,323    91.42     21.00    59.02
                        ---------   ------------  ---------   --------   --------  ------------  --------   ------   ------
TOTAL:                      2,108   $397,645,558     100.00%     7.236%       678  $    188,636    77.28%    27.23%   52.00%
                        =========   ============  =========   ========   ========  ============  =======    ======   ======

LOAN PURPOSE

                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
LOAN PURPOSE              LOANS     OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV       DOC      IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
Purchase                    1,287   $262,184,183      65.93%     7.311%       694  $    203,717    78.65%    21.63%   62.48%
Refinance - Cashout           707    115,631,583      29.08      7.139        643       163,552    74.77     39.95    28.10
Refinance - Rate Term         114     19,829,791       4.99      6.803        664       173,946    73.89     27.24    52.78
                        ---------   ------------  ---------   --------   --------  ------------  --------   ------   ------
TOTAL:                      2,108   $397,645,558     100.00%     7.236%       678  $    188,636    77.28%    27.23%   52.00%
                        =========   ============  =========   ========   ========  ============  =======    ======   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                                SERIES 2005-12ALT
(MERRILL LYNCH LOGO)            AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PROPERTY TYPE

                                       AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                          NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
PROPERTY TYPE               LOANS     OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV       DOC      IO
----------------------    ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
Single Family Residence       1,470   $255,868,771      64.35%     7.185%       674  $    174,060    77.31%    28.66%   51.06%
Two-to-Four Family              257     65,318,586      16.43      7.599        684       254,158    76.68     18.20    44.51
Planned Unit Development        186     42,513,600      10.69      6.963        685       228,568    78.85     31.23    65.12
Condominium                     144     27,619,592       6.95      7.252        685       191,803    76.52     25.39    59.75
Townhouse                        26      4,447,926       1.12      7.334        701       171,074    80.17     27.56    64.34
Manufactured Housing             24      1,587,083       0.40      7.266        656        66,128    68.03     80.32     0.00
Cooperative                       1        290,000       0.07      6.500        721       290,000    40.00    100.00     0.00
                          ---------   ------------  ---------   --------   --------  ------------  --------   ------   ------
TOTAL:                        2,108   $397,645,558     100.00%     7.236%       678  $    188,636    77.28%    27.23%   52.00%
                          =========   ============  =========   ========   ========  ============  =======    ======   ======

DOCUMENTATION

                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
DOCUMENTATION             LOANS     OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV       DOC      IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
Reduced Documentation         688   $143,606,620      36.11%     7.260%       677  $    208,731    77.28%     0.00%   53.27%
Full Documentation            720    108,298,484      27.23      6.828        674       150,415    78.02    100.00    49.76
Stated Documentation          330     61,641,436      15.50      7.633        662       186,792    77.83      0.00    39.39
No Ratio                      188     49,418,245      12.43      7.528        685       262,863    76.83      0.00    62.91
No Income/No Asset            182     34,680,772       8.72      7.283        708       190,554    74.67      0.00    60.56
                        ---------   ------------  ---------   --------   --------  ------------  --------   ------   ------
TOTAL:                      2,108   $397,645,558     100.00%     7.236%       678  $    188,636    77.28%    27.23%   52.00%
                        =========   ============  =========   ========   ========  ============  =======    ======   ======

OCCUPANCY

                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
OCCUPANCY                 LOANS     OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV       DOC      IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
Primary                     1,257   $252,384,466      63.47%     7.068%       664  $    200,783    77.49%    27.89%   45.98%
Investment                    745    120,700,733      30.35      7.617        700       162,014    77.17     25.17    60.26
Second Home                   106     24,560,359       6.18      7.078        705       231,702    75.68     30.64    73.25
                        ---------   ------------  ---------   --------   --------  ------------  --------   ------   ------
TOTAL:                      2,108   $397,645,558     100.00%     7.236%       678  $    188,636    77.28%    27.23%   52.00%
                        =========   ============  =========   ========   ========  ============  =======    ======   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                                SERIES 2005-12ALT
(MERRILL LYNCH LOGO)            AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOAN           MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
AGE (MONTHS)              LOANS     OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV       DOC      IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
2                             333   $ 69,676,499      17.52%     7.317%       667  $    209,239    78.61%     9.21%   47.85%
3                           1,026    220,757,008      55.52      7.332        685       215,163    77.46     25.67    59.40
4                             326     63,286,396      15.92      6.955        682       194,130    76.08     34.02    57.37
5                             168     19,540,713       4.91      6.784        685       116,314    73.80     45.53    18.08
6                              97      7,936,869       2.00      7.581        635        81,823    78.28     53.52    18.97
7                              59      5,040,748       1.27      7.518        615        85,436    77.18     59.31     2.90
8                              58      7,124,640       1.79      6.799        621       122,839    76.00     61.85    11.35
9                              37      4,126,646       1.04      6.858        629       111,531    81.49     72.37     0.00
10                              3        126,837       0.03      8.481        575        42,279    74.17    100.00     0.00
17                              1         29,202       0.01      6.750        682        29,202     9.01    100.00     0.00
                        ---------   ------------  ---------   --------   --------  ------------  --------   ------   ------
TOTAL:                      2,108   $397,645,558     100.00%     7.236%       678  $    188,636    77.28%    27.23%   52.00%
                        =========   ============  =========   ========   ========  ============  =======    ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT     MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
PENALTY TERM              LOANS     OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV       DOC      IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
None                          879   $181,378,759      45.61%     7.247%       676  $    206,347    76.35%    24.96%   48.39%
4 Months                        3        797,250       0.20      7.002        730       265,750    65.71      0.00   100.00
5 Months                        2        276,000       0.07      7.482        721       138,000    80.00     53.62    53.62
6 Months                        8      2,378,128       0.60      6.993        746       297,266    71.89     49.63    71.72
7 Months                        2        618,000       0.16      8.524        679       309,000    75.24      0.00   100.00
12 Months                      83     17,577,443       4.42      7.411        696       211,776    77.43     23.07    77.19
24 Months                     519     98,439,715      24.76      7.262        674       189,672    78.47     19.85    53.28
36 Months                     515     78,052,782      19.63      7.123        672       151,559    77.67     42.20    45.49
60 Months                      97     18,127,482       4.56      7.294        711       186,881    79.56     28.52    78.36
                        ---------   ------------  ---------   --------   --------  ------------  --------   ------   ------
TOTAL:                      2,108   $397,645,558     100.00%     7.236%       678  $    188,636    77.28%    27.23%   52.00%
                        =========   ============  =========   ========   ========  ============  =======    ======   ======

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                                SERIES 2005-12ALT
(MERRILL LYNCH LOGO)            AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT SCORES

                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE   PERCENT
RANGE OF                 MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
CREDIT SCORES             LOANS     OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV       DOC      IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
Not Available                   1   $     52,000       0.01%     7.250%        NA   $   52,000     80.00%     0.00%    0.00%
502 to 525                     24      3,933,618       0.99      8.995        513      163,901     72.22     41.42    10.55
526 to 550                     52      6,045,946       1.52      8.735        539      116,268     74.01     38.59     0.00
551 to 575                    111     10,638,462       2.68      8.212        563       95,842     77.54     53.25     0.00
576 to 600                    124     15,851,152       3.99      7.697        589      127,832     77.42     45.82     8.99
601 to 625                    201     34,449,835       8.66      7.357        617      171,392     78.21     34.93    35.64
626 to 650                    259     52,419,376      13.18      7.337        640      202,391     77.18     18.48    45.23
651 to 675                    264     54,086,272      13.60      7.120        663      204,872     78.92     24.86    49.66
676 to 700                    377     81,008,204      20.37      7.153        687      214,876     76.93     17.32    58.83
701 to 725                    315     63,794,970      16.04      7.064        715      202,524     77.00     29.41    69.60
726 to 750                    177     35,212,461       8.86      7.099        737      198,940     77.19     22.10    63.20
751 to 775                    131     26,611,710       6.69      6.906        762      203,143     75.93     34.17    69.28
776 to 800                     63     12,219,542       3.07      6.798        786      193,961     77.72     49.61    72.84
801 to 825                      8      1,224,211       0.31      6.949        809      153,026     78.56     41.76    27.25
826 to 844                      1         97,800       0.02      7.375        844       97,800     60.00      0.00   100.00
                        ---------   ------------  ---------   --------   --------  ------------  --------   ------   ------
TOTAL:                      2,108   $397,645,558     100.00%     7.236%       678   $  188,636     77.28%    27.23%   52.00%
                        =========   ============  =========   ========   ========  ============  =======    ======   ======

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 502 to 844 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Statistical Calculation Date was approximately 678.

GROSS MARGINS

                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE   PERCENT
RANGE OF                MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
GROSS MARGINS             LOANS     OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV       DOC      IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
2.001% to 2.500%               15   $  4,023,909       1.83%     5.831%       715  $   268,261     73.65%    45.57%   85.60%
2.501% to 3.000%              383     85,994,155      39.13      6.795        701      224,528     76.23     26.37    88.23
3.001% to 3.500%               70     18,001,697       8.19      7.163        691      257,167     76.10      7.92    58.17
3.501% to 4.000%               99     22,684,300      10.32      7.211        692      229,134     79.76     21.27    71.32
4.001% to 4.500%               69     14,289,833       6.50      7.803        705      207,099     77.61     11.31    77.99
4.501% to 5.000%               20      4,620,609       2.10      6.748        689      231,030     78.99     26.44    74.88
5.001% to 5.500%               39     10,084,152       4.59      7.041        643      258,568     80.70     25.67    51.52
5.501% to 6.000%              296     46,247,692      21.05      7.061        645      156,242     79.94     27.67    22.24
6.001% to 6.500%               33      6,581,667       3.00      8.444        574      199,444     78.33     13.29     8.69
6.501% to 7.000%               25      5,292,400       2.41      8.238        592      211,696     77.04     43.35    20.93
7.001% to 7.500%                4        967,000       0.44      8.487        597      241,750     80.95      0.00    23.99
7.501% to 8.000%                5        877,628       0.40      8.074        694      175,526     84.53     29.45    80.50
8.501% to 9.000%                1         79,956       0.04      8.950        629       79,956    100.00    100.00     0.00
                        ---------   ------------  ---------   --------   --------  ------------  --------   ------   ------
TOTAL:                      1,059   $219,744,997     100.00%     7.080%       678  $   207,502     77.82%    23.89%   63.10%
                        =========   ============  =========   ========   ========  ============  =======    ======   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                                SERIES 2005-12ALT
(MERRILL LYNCH LOGO)            AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

As of the Statistical Calculation Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 8.850% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 4.077% per annum.

MAXIMUM MORTGAGE RATES

                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE   PERCENT
RANGE OF MAXIMUM        MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
MORTGAGE RATES            LOANS     OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV       DOC      IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
10.500% or less                 2   $    970,600       0.44%     5.081%       766  $   485,300     79.75%   100.00%  100.00%
10.501% to 11.000%             35      8,347,019       3.80      5.502        689      238,486     74.24     68.84    48.23
11.001% to 11.500%             90     20,604,006       9.38      5.909        701      228,933     76.09     53.97    59.62
11.501% to 12.000%            102     21,727,713       9.89      6.274        706      213,017     74.41     24.86    88.55
12.001% to 12.500%            115     27,396,534      12.47      6.644        692      238,231     77.14     27.34    86.03
12.501% to 13.000%            141     34,028,788      15.49      6.891        690      241,339     76.88     23.66    73.73
13.001% to 13.500%            138     29,705,848      13.52      7.242        680      215,260     79.25     13.41    63.07
13.501% to 14.000%            182     34,419,611      15.66      7.669        666      189,119     78.93     11.70    60.81
14.001% to 14.500%            137     24,799,717      11.29      7.985        674      181,020     80.15     15.10    52.20
14.501% to 15.000%             47      6,967,092       3.17      8.241        602      148,236     79.65     10.45     8.51
15.001% to 15.500%             33      4,804,650       2.19      8.739        592      145,595     83.28     12.80     0.00
15.501% to 16.000%             23      3,382,408       1.54      9.020        580      147,061     81.66     12.99     0.00
16.001% to 16.500%              5        694,580       0.32      9.906        560      138,916     69.92      0.00     0.00
16.501% to 17.000%              5        909,203       0.41      9.906        522      181,841     82.59      0.00     0.00
17.501% to 18.000%              1        167,948       0.08     11.625        580      167,948     70.00    100.00     0.00
18.001% to 18.500%              1        278,400       0.13      6.375        666      278,400     80.00      0.00   100.00
18.501% to 19.000%              2        540,880       0.25      6.781        647      270,440     76.36      0.00     0.00
                        ---------   ------------  ---------   --------   --------  ------------  --------   ------   ------
TOTAL:                      1,059   $219,744,997     100.00%     7.080%       678  $   207,502     77.82%    23.89%   63.10%
                        =========   ============  =========   ========   ========  ============  =======    ======   ======

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.000% per annum to 18.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.032% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                                SERIES 2005-12ALT
(MERRILL LYNCH LOGO)            AGGREGATE COLLATERAL SUMMARY
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE   PERCENT
NEXT RATE                MORTGAGE     BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
ADJUSTMENT DATE           LOANS     OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV       DOC       IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
December 2005                   4   $  1,081,680       0.49%     6.578%       650  $    270,420    78.18%     0.00%   25.74%
November 2006                   1        180,500       0.08      9.250        667       180,500    95.00      0.00     0.00
December 2006                   3        689,010       0.31      7.011        657       229,670    76.88      0.00    56.39
February 2007                   8      1,631,689       0.74      6.599        660       203,961    78.24     36.26    60.71
March 2007                     14      2,374,076       1.08      7.177        726       169,577    76.21     15.66    71.54
April 2007                     79     19,308,741       8.79      7.199        675       244,414    78.56     22.50    69.78
May 2007                      302     69,847,246      31.79      7.429        671       231,282    77.39     22.86    61.20
June 2007                     164     34,152,702      15.54      7.282        652       208,248    79.71      2.08    46.06
November 2007                   4      1,098,178       0.50      5.035        651       274,544    76.39    100.00     0.00
December 2007                   8      1,661,312       0.76      5.468        691       207,664    75.47     65.40    17.59
January 2008                   12        744,248       0.34      8.168        658        62,021    88.79     42.22     0.00
February 2008                  34      2,295,219       1.04      7.168        677        67,506    84.69     53.42     0.00
March 2008                     71      8,314,299       3.78      6.263        697       117,103    78.85     58.44    16.49
April 2008                     66     12,669,521       5.77      6.465        686       191,962    76.60     49.23    51.46
May 2008                       65     14,048,221       6.39      6.746        699       216,126    78.30     28.55    88.79
June 2008                      21      4,378,702       1.99      7.089        676       208,510    75.91      9.47    59.77
November 2009                   1        268,375       0.12      6.500        669       268,375    95.00      0.00     0.00
December 2009                   1        327,000       0.15      5.880        641       327,000    74.91      0.00     0.00
January 2010                    1        146,000       0.07      6.750        745       146,000    76.84      0.00   100.00
February 2010                   4        514,795       0.23      7.656        692       128,699    78.38      0.00   100.00
March 2010                      4        640,561       0.29      6.214        730       160,140    76.33     11.24    72.37
April 2010                     37      7,984,515       3.63      6.607        710       215,798    72.43     25.16    98.05
May 2010                      133     29,075,397      13.23      6.941        696       218,612    77.58     28.32    89.45
June 2010                      22      6,313,011       2.87      6.914        692       286,955    75.96     14.95    81.18
                        ---------   ------------  ---------   --------   --------  ------------  --------   ------   ------
TOTAL:                      1,059   $219,744,997     100.00%     7.080%       678  $    207,502    77.82%    23.89%   63.10%
                        =========   ============  =========   ========   ========  ============  =======    ======   ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                                SERIES 2005-12ALT GROUP I
(MERRILL LYNCH LOGO)            COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                                   $223,170,215
Aggregate Original Principal Balance                                      $223,273,388
Number of Mortgage Loans                                                         1,252

                                       MINIMUM             MAXIMUM         AVERAGE (1)
                                       -------             -------         -----------
Original Principal Balance             $15,000            $997,555            $178,333
Outstanding Principal Balance          $15,000            $997,555            $178,251

                                       MINIMUM             MAXIMUM      WEIGHTED AVERAGE (2)
                                       -------             -------      --------------------
Original Term (mos)                        120                 360                 355
Stated Remaining Term (mos)                111                 358                 352
Loan Age (mos) (4)                           2                  17                   3
Current Interest Rate                    5.000%             13.840%              7.314%
Initial Interest Rate Cap                3.000%              6.000%              4.853%
Periodic Rate Cap                        1.000%              2.000%              1.034%
Gross Margin                             2.250%              6.625%              2.914%
Maximum Mortgage Rate                   10.000%             14.000%             11.946%
Minimum Mortgage Rate                    2.250%              7.000%              2.970%
Months to Roll(4)                           51                  58                  57
Original Loan-to-Value                    9.01%              95.00%              76.60%
Credit Score (3)                           502                 844                 681

                                                           EARLIEST           LATEST
                                                           --------           ------
Maturity Date                                             11/01/2014        06/01/2035

LIEN POSITION                 PERCENT OF MORTGAGE POOL
-------------                 ------------------------
1st Lien                                       100.00%

OCCUPANCY                     PERCENT OF MORTGAGE POOL
---------                     ------------------------
Primary                                         56.49%
Second Home                                      4.84%
Investment                                      38.67%

LOAN TYPE                     PERCENT OF MORTGAGE POOL
---------                     ------------------------
Fixed Rate                                      79.72%
ARM                                             20.28%

AMORTIZATION TYPE             PERCENT OF MORTGAGE POOL
-----------------             ------------------------
Fully Amortizing                                51.52%
Interest-Only                                   48.48%

YEAR OF ORIGINATION            PERCENT OF MORTGAGE POOL
-------------------            ------------------------
2004                                             5.57%
2005                                            94.43%

LOAN PURPOSE                  PERCENT OF MORTGAGE POOL
------------                  ------------------------
Purchase                                        66.08%
Refinance - Rate Term                            5.31%
Refinance - Cashout                             28.60%

PROPERTY TYPE                 PERCENT OF MORTGAGE POOL
-------------                 ------------------------
Single Family Residence                         62.20%
Two-to-Four Family                              21.10%
Planned Unit Development                         8.15%
Condominium                                      6.96%
Townhouse                                        1.11%
Manufactured Housing                             0.44%
Cooperative                                      0.13%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) As of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                                SERIES 2005-12ALT GROUP I
(MERRILL LYNCH LOGO)            COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF                 MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
MORTGAGE RATES            LOANS     OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING      LTV       DOC      IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
5.000% or less                  1   $    345,000       0.15%     5.000%       741  $    345,000    79.31%   100.00%  100.00%
5.001% to 5.500%               15      3,417,472       1.53      5.306        742       227,831    74.08     54.70    39.96
5.501% to 6.000%               45     10,188,072       4.57      5.937        707       226,402    71.35     51.96    54.29
6.001% to 6.500%              188     39,714,076      17.80      6.356        694       211,245    74.74     45.97    52.16
6.501% to 7.000%              237     45,261,816      20.28      6.828        686       190,978    76.28     35.99    56.42
7.001% to 7.500%              202     36,007,528      16.13      7.321        676       178,255    77.27     27.66    54.64
7.501% to 8.000%              254     43,057,192      19.29      7.812        678       169,517    77.79     18.67    45.54
8.001% to 8.500%              144     25,067,458      11.23      8.316        676       174,080    78.04     13.72    34.88
8.501% to 9.000%              100     14,611,602       6.55      8.790        657       146,116    78.25     13.86    35.51
9.001% to 9.500%               32      3,649,235       1.64      9.339        641       114,039    79.98     16.95    40.53
9.501% to 10.000%              15        836,546       0.37      9.728        560        55,770    82.26     36.92     0.00
10.001% to 10.500%              7        349,471       0.16     10.253        582        49,924    77.93     37.33     0.00
10.501% to 11.000%              6        270,463       0.12     10.836        557        45,077    74.56     69.74     0.00
11.001% to 11.500%              2         87,435       0.04     11.218        566        43,717    67.14     51.96     0.00
11.501% to 12.000%              1         53,868       0.02     11.800        563        53,868    70.00    100.00     0.00
12.001% to 12.500%              1        170,003       0.08     12.050        556       170,003    70.00    100.00     0.00
13.001% to 13.500%              1         52,977       0.02     13.350        557        52,977    55.79      0.00     0.00
13.501% to 14.000%              1         30,000       0.01     13.840        740        30,000    75.00    100.00     0.00
                        ---------   ------------  ---------   --------   --------  ------------  --------   ------   ------
TOTAL:                      1,252   $223,170,215     100.00%     7.314%       681  $    178,251    76.60%    30.05%   48.48%
                        =========   ============  =========   ========   ========  ============  =======    ======   ======

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 13.840% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.314% per annum.


REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                NUMBER OF    PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
REMAINING MONTHS         MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
TO STATED MATURITY        LOANS     OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING      LTV       DOC      IO
----------------------  ---------   ------------  ----------  ---------  --------  ------------  --------   -------  -------
109 to 120                      7   $    278,453       0.12%     8.284%       590  $     39,779    69.07%    79.90%    0.00%
169 to 180                     57      4,960,276       2.22      7.179        633        87,022    68.22     46.74     0.00
217 to 228                      1         29,202       0.01      6.750        682        29,202     9.01    100.00     0.00
229 to 240                     24      1,169,828       0.52      8.244        596        48,743    68.04     63.94     0.00
289 to 300                      1         99,633       0.04      7.100        547        99,633    70.42      0.00     0.00
349 to 360                  1,162    216,632,824      97.07      7.311        683       186,431    76.86     29.43    49.94
                        ---------   ------------  ---------   --------   --------  ------------  --------   ------   ------
TOTAL:                      1,252   $223,170,215     100.00%     7.314%       681  $    178,251    76.60%    30.05%   48.48%
                        =========   ============  =========   ========   ========  ============  =======    ======   ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 111 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 352 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
                      TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                      SERIES 2005-12ALT
(MERRILL LYNCH LOGO)  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------




ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                     NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
ORIGINAL MORTGAGE LOAN        MORTGAGE     BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
PRINCIPAL BALANCES             LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC         IO
------------------             -----     -----------     ----       ------     -----    -----------      ---       ---         --
$1 to $50,000                      131  $  5,259,542       2.36%     8.354%      605      $ 40,149      68.17%    73.72%       3.19%
$50,001 to $100,000                309    22,531,845      10.10      7.702       653        72,919      76.66     50.30       24.81
$100,001 to $150,000               202    25,225,147      11.30      7.214       684       124,877      78.22     40.41       40.68
$150,001 to $200,000               216    37,386,922      16.75      7.114       695       173,088      77.87     34.09       52.63
$200,001 to $250,000               107    24,157,285      10.82      7.161       689       225,769      76.31     22.37       59.18
$250,001 to $300,000               102    28,344,979      12.70      7.439       688       277,892      77.55     23.61       48.47
$300,001 to $350,000                67    21,878,786       9.80      7.111       687       326,549      77.10     18.02       52.41
$350,001 to $400,000                27    10,315,270       4.62      7.011       681       382,047      76.85     29.24       59.34
$400,001 to $450,000                23     9,786,954       4.39      7.224       685       425,520      77.81     34.26       60.93
$450,001 to $500,000                24    11,541,294       5.17      7.616       680       480,887      74.53      4.29       45.74
$500,001 to $550,000                13     6,791,539       3.04      7.418       672       522,426      74.85     15.17       38.69
$550,001 to $600,000                12     6,945,040       3.11      7.690       687       578,753      79.82     33.98       67.00
$600,001 to $650,000                13     8,299,500       3.72      7.315       690       638,423      71.36     22.62       53.91
$650,001 to $700,000                 2     1,380,000       0.62      6.879       637       690,000      54.50      0.00      100.00
$700,001 to $750,000                 2     1,490,000       0.67      5.941       684       745,000      80.00     50.34      100.00
$800,001 to $850,000                 1       838,556       0.38      7.750       641       838,556      80.00      0.00        0.00
$950,001 to $1,000,000               1       997,555       0.45      7.125       649       997,555      65.00      0.00      100.00
                                 -----  ------------     ------      -----       ---      --------      -----     -----      ------
TOTAL:                           1,252  $223,170,215     100.00%     7.314%      681      $178,251      76.60%    30.05%      48.48%
                                 =====  ============     ======      =====       ===      ========      =====     =====      ======

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans from approximately $15,000 to approximately $997,555 and the average outstanding principal balance of the Mortgage Loans was approximately $178,251.

PRODUCT TYPES

                                          AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                              MORTGAGE     BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
PRODUCT TYPES                  LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC         IO
-------------                  -----     -----------     ----       ------     -----    -----------      ---       ---         --
10 Year Fixed Loans                  7  $    278,453       0.12%     8.284%      590      $ 39,779      69.07%    79.90%       0.00%
15 Year Fixed Loans                 57     4,960,276       2.22      7.179       633        87,022      68.22     46.74        0.00
20 Year Fixed Loans                 25     1,199,029       0.54      8.208       598        47,961      66.60     64.82        0.00
25 Year Fixed Loans                  1        99,633       0.04      7.100       547        99,633      70.42      0.00        0.00
30 Year Fixed Loans                959   171,363,169      76.79      7.429       679       178,689      76.95     30.63       39.74
5/25 LIBOR Loans                   203    45,269,654      20.28      6.865       698       223,003      76.52     24.87       88.55
                                 -----  ------------     ------      -----       ---      --------      -----     -----       -----
TOTAL:                           1,252  $223,170,215     100.00%     7.314%      681      $178,251      76.60%    30.05%      48.48%
                                 =====  ============     ======      =====       ===      ========      =====     =====       =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
                      TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                      SERIES 2005-12ALT
(MERRILL LYNCH LOGO)  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------




AMORTIZATION TYPE

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE      BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
AMORTIZATION TYPE              LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC         IO
-----------------              -----     -----------     ----       ------     -----    -----------      ---       ---         --
Fully Amortizing                   771  $114,982,495      51.52%     7.430%      666      $149,134      75.89%    29.59%       0.00%
60 Month Interest-Only              27     7,951,100       3.56      6.424       705       294,485      75.53     40.37      100.00
120 Month Interest-Only            454   100,236,620      44.91      7.251       697       220,786      77.50     29.77      100.00
                                 -----  ------------     ------      -----       ---      --------      -----     -----      ------
TOTAL:                           1,252  $223,170,215     100.00%     7.314%      681      $178,251      76.60%    30.05%      48.48%
                                 =====  ============     ======      =====       ===      ========      =====     =====      ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
                      TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                      SERIES 2005-12ALT
(MERRILL LYNCH LOGO)  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------



STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  PERCENT
                             MORTGAGE      BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL       PERCENT
GEOGRAPHIC LOCATION            LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV      DOC          IO
-------------------            -----     -----------     ----       ------     -----    -----------      ---      ---          --
Alabama                              6  $    666,875       0.30%     7.400%      679      $111,146      78.31%   91.98%      14.52%
Arizona                            109    18,410,462       8.25      6.815       702       168,903      78.58    36.37       81.57
Arkansas                             5       449,914       0.20      7.621       638        89,983      74.63    17.74       12.00
California                         103    32,860,906      14.72      7.107       681       319,038      74.61    27.73       56.52
Colorado                            17     2,982,478       1.34      7.506       707       175,440      78.79    10.26       92.76
Connecticut                         22     4,110,007       1.84      7.877       688       186,818      78.57    31.56       15.25
Delaware                             1        81,154       0.04      8.875       687        81,154      80.00     0.00        0.00
District of Columbia                 5       945,200       0.42      7.460       676       189,040      74.40     0.00       89.59
Florida                             75    12,640,478       5.66      7.353       673       168,540      78.02    25.29       37.31
Georgia                             38     4,725,397       2.12      7.376       673       124,353      78.20    29.47       38.77
Idaho                                9       988,646       0.44      7.032       729       109,850      78.07    17.60       48.48
Illinois                            17     2,417,206       1.08      6.789       685       142,189      71.37    29.82       53.95
Indiana                             17       991,096       0.44      7.972       610        58,300      79.94    85.52       16.23
Iowa                                 1        55,100       0.02      7.250       750        55,100      95.00   100.00        0.00
Kansas                               2        80,000       0.04     11.183       597        40,000      81.25   100.00        0.00
Kentucky                            13       699,853       0.31      8.185       591        53,835      75.97    73.00        0.00
Louisiana                           12     1,928,317       0.86      7.350       646       160,693      74.09    11.01       26.24
Maine                                1       560,000       0.25      8.250       747       560,000      80.00     0.00        0.00
Maryland                            44    10,304,857       4.62      7.022       671       234,201      77.35    24.33       61.90
Massachusetts                       29     8,386,480       3.76      8.022       685       289,189      77.26     5.96       35.73
Michigan                            15     1,071,040       0.48      7.899       680        71,403      74.63    52.68       34.43
Minnesota                           19     2,830,546       1.27      6.771       717       148,976      74.29    39.61       95.70
Mississippi                          2       288,250       0.13      6.564       689       144,125      79.02    80.49      100.00
Missouri                            12     1,012,276       0.45      6.829       672        84,356      75.86    92.91        0.00
Nebraska                             4       225,364       0.10      7.689       670        56,341      76.70    11.09        0.00
Nevada                              48    11,157,266       5.00      7.214       719       232,443      77.51    27.56       84.32
New Hampshire                        3       626,720       0.28      8.282       704       208,907      80.00     0.00        0.00
New Jersey                          56    15,055,822       6.75      7.485       661       268,854      76.35     8.66       34.42
New Mexico                           2       292,961       0.13      6.852       676       146,481      79.30    39.60        0.00
New York                            59    19,839,740       8.89      7.339       688       336,267      73.07    14.67       29.19
North Carolina                      29     3,838,613       1.72      7.460       674       132,366      66.87    36.38       21.89
Ohio                                37     2,722,928       1.22      7.683       622        73,593      78.12    61.85        2.21
Oklahoma                            27     1,653,495       0.74      7.668       619        61,241      75.21    72.49       10.89
Oregon                              39     7,666,721       3.44      7.413       715       196,583      79.85    37.49       73.53
Pennsylvania                        33     3,121,575       1.40      7.464       636        94,593      76.91    65.02       14.29
Rhode Island                        18     3,893,720       1.74      7.967       670       216,318      79.32    22.27       24.83
South Carolina                      11     1,458,252       0.65      7.745       640       132,568      67.33    55.43       44.57
Tennessee                           22     1,747,239       0.78      7.373       637        79,420      79.68    83.55        9.89
Texas                              160    15,169,008       6.80      7.561       642        94,806      79.22    42.37        6.20
Utah                                32     6,709,336       3.01      7.236       722       209,667      76.26    42.19       90.72
Vermont                              2       422,500       0.19      7.168       691       211,250      70.57     0.00        0.00
Virginia                            51    10,631,343       4.76      7.369       685       208,458      78.21    27.68       57.29
Washington                          37     6,669,636       2.99      6.938       702       180,260      79.01    49.32       90.15
West Virginia                        3       300,339       0.13      7.016       638       100,113      80.75   100.00        0.00
Wisconsin                            3       352,158       0.16      5.758       742       117,386      61.05    75.88        0.00
Wyoming                              2       128,941       0.06      8.592       590        64,470      70.28    80.66        0.00
                                 -----  ------------     ------     ------       ---      --------      -----   ------      ------
TOTAL:                           1,252  $223,170,215     100.00%     7.314%      681      $178,251      76.60%   30.05%      48.48%
                                 =====  ============     ======     ======       ===      ========      =====   ======      ======

No more than approximately 0.93% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
                      TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                      SERIES 2005-12ALT
(MERRILL LYNCH LOGO)  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------




ORIGINAL LOAN-TO-VALUE RATIOS

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  PERCENT
RANGE OF ORIGINAL            MORTGAGE      BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL       PERCENT
LOAN-TO-VALUE RATIOS           LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV      DOC          IO
--------------------           -----     -----------     ----       ------     -----    -----------      ---      ---          --
50.00% or less                      47  $  6,428,422       2.88%     6.916%      666      $136,775      40.44%   21.13%      38.18%
50.01% to 55.00%                    26     3,401,144       1.52      6.776       678       130,813      52.64    13.74       20.38
55.01% to 60.00%                    42     6,157,309       2.76      6.866       688       146,603      58.27    22.95       49.16
60.01% to 65.00%                    27     4,218,781       1.89      7.018       651       156,251      63.68    25.28       34.08
65.01% to 70.00%                   122    22,593,375      10.12      7.227       675       185,192      69.27    18.47       41.94
70.01% to 75.00%                    64     9,115,358       4.08      7.184       652       142,427      73.29    32.55       27.78
75.01% to 80.00%                   801   157,586,386      70.61      7.357       689       196,737      79.84    29.98       54.67
80.01% to 85.00%                    45     4,584,913       2.05      7.562       628       101,887      83.89    70.68       10.02
85.01% to 90.00%                    57     6,657,525       2.98      7.746       626       116,799      89.85    58.81       22.02
90.01% to 95.00%                    21     2,427,001       1.09      7.628       644       115,571      94.92    50.08       20.26
                                 -----  ------------     ------      -----       ---      --------      -----    -----       -----
TOTAL:                           1,252  $223,170,215     100.00%     7.314%      681      $178,251      76.60%   30.05%      48.48%
                                 =====  ============     ======      =====       ===      ========      =====    =====       =====

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.01% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 76.60%.




MORTGAGE INSURANCE

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  PERCENT
                             MORTGAGE      BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL       PERCENT
MORTGAGE INSURANCE             LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV      DOC          IO
------------------             -----     -----------     ----       ------     -----    -----------      ---      ---          --
No Mortgage Insurance            1,226  $219,341,986      98.28%     7.310%      681      $178,909      76.34%   30.13%      48.45%
Mortgage Insurance                  26     3,828,229       1.72      7.563       670       147,240      91.39    25.56       50.12
                                 -----  ------------     ------      -----       ---      --------      -----    -----       -----
TOTAL:                           1,252  $223,170,215     100.00%     7.314%      681      $178,251      76.60%   30.05%      48.48%
                                 =====  ============     ======      =====       ===      ========      =====    =====       =====




LOAN PURPOSE

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  PERCENT
                             MORTGAGE      BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL       PERCENT
LOAN PURPOSE                   LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV      DOC          IO
------------                   -----     -----------     ----       ------     -----    -----------      ---      ---          --
Purchase                           725  $147,481,214      66.08%     7.426%      696      $203,422      78.35%   24.17%      56.81%
Refinance - Cashout                448    63,832,733      28.60      7.155       648       142,484      73.32    42.46       29.66
Refinance - Rate Term               79    11,856,268       5.31      6.783       680       150,079      72.46    36.45       46.12
                                 -----  ------------     ------      -----       ---      --------      -----    -----       -----
TOTAL:                           1,252  $223,170,215     100.00%     7.314%      681      $178,251      76.60%   30.05%      48.48%
                                 =====  ============     ======      =====       ===      ========      =====    =====       =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
                      TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                      SERIES 2005-12ALT
(MERRILL LYNCH LOGO)  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------




PROPERTY TYPE

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  PERCENT
                              MORTGAGE     BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL       PERCENT
PROPERTY TYPE                  LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV      DOC          IO
-------------                  -----     -----------     ----       ------     -----    -----------      ---      ---          --
Single Family Residence            862  $138,812,817      62.20%     7.199%      676      $161,036      76.53%   33.76%      47.58%
Two-to-Four Family                 190    46,894,628      21.01      7.774       689       246,814      77.00    16.49       44.33
Planned Unit Development            86    18,178,711       8.15      6.929       686       211,380      77.97    38.64       64.74
Condominium                         79    15,529,421       6.96      7.340       694       196,575      74.94    22.54       54.45
Townhouse                           16     2,476,086       1.11      7.585       702       154,755      80.35    35.03       45.31
Manufactured Housing                18       988,552       0.44      7.801       639        54,920      69.62    80.25        0.00
Cooperative                          1       290,000       0.13      6.500       721       290,000      40.00   100.00        0.00
                                 -----  ------------     ------      -----       ---      --------      -----   ------       -----
TOTAL:                           1,252  $223,170,215     100.00%     7.314%      681      $178,251      76.60%   30.05%      48.48%
                                 =====  ============     ======      =====       ===      ========      =====   ======       =====




DOCUMENTATION

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  PERCENT
                              MORTGAGE     BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL       PERCENT
DOCUMENTATION                  LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV      DOC          IO
-------------                  -----     -----------     ----       ------     -----    -----------      ---      ---          --
Reduced Documentation              415  $ 84,227,919      37.74%     7.396%      682      $202,959      76.24%    0.00%      46.30%
Full Documentation                 501    67,067,429      30.05      6.963       673       133,867      78.15   100.00       49.28
No Ratio                           111    28,548,797      12.79      7.663       686       257,196      77.66     0.00       51.94
Stated Documentation               108    21,891,594       9.81      7.681       676       202,700      75.05     0.00       48.82
No Income/No Asset                 117    21,434,476       9.60      7.246       702       183,201      73.30     0.00       49.57
                                 -----  ------------     ------      -----       ---      --------      -----   ------       -----
TOTAL:                           1,252  $223,170,215     100.00%     7.314%      681      $178,251      76.60%   30.05%      48.48%
                                 =====  ============     ======      =====       ===      ========      =====   ======       =====




OCCUPANCY

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  PERCENT
                              MORTGAGE     BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL       PERCENT
OCCUPANCY                      LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV      DOC          IO
---------                      -----     -----------     ----       ------     -----    -----------      ---      ---          --
Primary                            704  $126,063,256      56.49%     7.079%      668      $179,067      76.68%   33.06%      41.08%
Investment                         504    86,304,991      38.67      7.678       699       171,240      77.03    25.65       58.04
Second Home                         44    10,801,968       4.84      7.143       697       245,499      72.21    30.12       58.48
                                 -----  ------------     ------      -----       ---      --------      -----    -----       -----
TOTAL:                           1,252  $223,170,215     100.00%     7.314%      681      $178,251      76.60%   30.05%      48.48%
                                 =====  ============     ======      =====       ===      ========      =====    =====       =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
                      TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                      SERIES 2005-12ALT
(MERRILL LYNCH LOGO)  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------




MORTGAGE LOAN AGE SUMMARY

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  PERCENT
MORTGAGE LOAN                 MORTGAGE     BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL       PERCENT
AGE (MONTHS)                   LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV      DOC          IO
------------                   -----     -----------     ----       ------     -----    -----------      ---      ---          --
2                                  144  $ 30,063,415      13.47%     7.417%      682      $208,774      77.76%   17.61%      48.94%
3                                  659   136,861,541      61.33      7.343       691       207,681      77.40    26.81       55.46
4                                  181    31,308,135      14.03      7.002       686       172,973      74.34    34.97       52.11
5                                   83     8,852,338       3.97      7.168       662       106,655      68.42    41.42        5.24
6                                   55     4,009,961       1.80      8.217       600        72,908      74.63    60.59       12.84
7                                   47     4,296,499       1.93      7.405       608        91,415      75.17    62.27        3.40
8                                   47     4,774,319       2.14      7.231       591       101,581      76.06    69.54        2.69
9                                   32     2,847,968       1.28      7.409       619        88,999      82.59    66.30        0.00
10                                   3       126,837       0.06      8.481       575        42,279      74.17   100.00        0.00
17                                   1        29,202       0.01      6.750       682        29,202       9.01   100.00        0.00
                                 -----  ------------     ------      -----       ---      --------      -----   ------       -----
TOTAL:                           1,252  $223,170,215     100.00%     7.314%      681      $178,251      76.60%   30.05%      48.48%
                                 =====  ============     ======      =====       ===      ========      =====   ======       =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.




ORIGINAL PREPAYMENT PENALTY TERM

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  PERCENT
ORIGINAL PREPAYMENT           MORTGAGE     BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL       PERCENT
PENALTY TERM                   LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV      DOC          IO
------------                   -----     -----------     ----       ------     -----    -----------      ---      ---          --
None                               546  $108,259,159      48.51%     7.281%      677      $198,277      75.15%   25.14%      44.41%
4 Months                             1       221,250       0.10      7.875       704       221,250      79.99     0.00      100.00
5 Months                             2       276,000       0.12      7.482       721       138,000      80.00    53.62       53.62
6 Months                             3       672,428       0.30      7.485       749       224,143      65.99     0.00        0.00
7 Months                             1       324,000       0.15      9.000       666       324,000      80.00     0.00      100.00
12 Months                           39     7,797,219       3.49      7.686       696       199,929      78.52    35.75       73.55
24 Months                          173    29,836,597      13.37      7.397       699       172,466      78.09    27.21       53.04
36 Months                          393    58,095,680      26.03      7.268       668       147,826      77.41    40.88       41.47
60 Months                           94    17,687,882       7.93      7.313       711       188,169      79.66    28.54       77.82
                                 -----  ------------     ------      -----       ---      --------      -----    -----      ------
TOTAL:                           1,252  $223,170,215     100.00%     7.314%      681      $178,251      76.60%   30.05%      48.48%
                                 =====  ============     ======      =====       ===      ========      =====    =====      ======

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 35 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
                      TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                      SERIES 2005-12ALT
(MERRILL LYNCH LOGO)  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------




CREDIT SCORES

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  PERCENT
RANGE OF                      MORTGAGE     BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL      PERCENT
CREDIT SCORES                  LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV      DOC          IO
-------------                  -----     -----------     ----       ------     -----    -----------      ---      ---          --
Not Available                        1  $     52,000       0.02%     7.250%        0      $ 52,000      80.00%     0.00%      0.00%
502 to 525                           8       401,921       0.18      9.610       517        50,240      77.69     62.52       0.00
526 to 550                          27     1,538,722       0.69      8.420       543        56,990      71.14     78.85       0.00
551 to 575                          94     6,825,028       3.06      8.378       564        72,607      76.02     70.95       0.00
576 to 600                          81     7,226,659       3.24      7.592       588        89,218      75.18     75.45       0.00
601 to 625                         126    19,227,552       8.62      7.479       618       152,600      76.32     42.10      36.07
626 to 650                         130    28,754,983      12.88      7.465       640       221,192      76.63     18.07      42.52
651 to 675                         141    30,967,709      13.88      7.304       663       219,629      77.75     19.92      44.49
676 to 700                         221    47,273,875      21.18      7.291       687       213,909      76.34     20.02      52.25
701 to 725                         199    39,425,960      17.67      7.138       715       198,120      76.62     31.68      60.24
726 to 750                         107    20,400,975       9.14      7.192       737       190,663      76.75     24.58      64.24
751 to 775                          73    13,265,447       5.94      7.050       763       181,718      75.37     35.22      61.33
776 to 800                          36     6,837,372       3.06      6.663       787       189,927      78.85     54.03      74.97
801 to 825                           7       874,211       0.39      6.528       809       124,887      77.99     58.47      38.16
826 to 844                           1        97,800       0.04      7.375       844        97,800      60.00      0.00     100.00
                                 -----  ------------     ------      -----       ---      --------      -----     -----     ------
TOTAL:                           1,252  $223,170,215     100.00%     7.314%      681      $178,251      76.60%    30.05%     48.48%
                                 =====  ============     ======      =====       ===      ========      =====     =====     ======

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 502 to 844 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Statistical Calculation Date was approximately 681.




GROSS MARGINS

                                         AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                             NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE  PERCENT
RANGE OF                     MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL      PERCENT
GROSS MARGINS                  LOANS    OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV      DOC          IO
-------------                  -----    -----------      ----       ------     -----    -----------      ---      ---          --
2.001% to 2.500%                     6  $ 1,316,600        2.91%     5.860%      745      $219,433      77.72%    26.20%    100.00%
2.501% to 3.000%                   183   39,028,773       86.21      6.965       699       213,272      76.43     23.44      90.30
3.001% to 3.500%                     2    1,330,355        2.94      7.094       660       665,178      68.75     25.02     100.00
3.501% to 4.000%                     6    1,800,336        3.98      5.936       703       300,056      81.20     50.97      50.97
4.501% to 5.000%                     3      539,590        1.19      6.889       698       179,863      68.93      0.00     100.00
5.001% to 5.500%                     2      514,000        1.14      6.645       641       257,000      86.65    100.00       0.00
6.501% to 7.000%                     1      740,000        1.63      5.375       682       740,000      80.00      0.00     100.00
                                   ---  -----------      ------      -----       ---      --------      -----    ------     ------
TOTAL:                             203  $45,269,654      100.00%     6.865%      698      $223,003      76.52%    24.87%     88.55%
                                   ===  ===========      ======      =====       ===      ========      =====    ======     ======

As of the Statistical Calculation Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 6.625% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 2.914% per annum.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
                      TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                      SERIES 2005-12ALT
(MERRILL LYNCH LOGO)  GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------




MAXIMUM MORTGAGE RATES

                                         AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                             NUMBER OF   PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF MAXIMUM              MORTGAGE    BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
MORTGAGE RATES                 LOANS    OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC          IO
--------------                 -----    -----------      ----       ------     -----    -----------      ---       ---          --
10.500% or less                      2  $   970,600        2.14%     5.081%      766      $485,300      79.75%   100.00%     100.00%
10.501% to 11.000%                  22    4,568,581       10.09      5.991       702       207,663      73.58     48.03       88.12
11.001% to 11.500%                  54   11,718,923       25.89      6.356       700       217,017      77.62     38.58       87.69
11.501% to 12.000%                  50    9,430,706       20.83      6.791       702       188,614      75.39     14.27       93.19
12.001% to 12.500%                  39   10,083,229       22.27      7.101       693       258,544      76.47     11.96       84.97
12.501% to 13.000%                  22    4,721,020       10.43      7.614       703       214,592      78.19     18.00       83.27
13.001% to 13.500%                   6    1,502,700        3.32      8.235       675       250,450      80.00     11.45       88.55
13.501% to 14.000%                   8    2,273,895        5.02      8.814       665       284,237      74.43      0.00       96.48
                                   ---  -----------      ------      -----       ---      --------      -----    ------      ------
TOTAL:                             203  $45,269,654      100.00%     6.865%      698      $223,003      76.52%    24.87%      88.55%
                                   ===  ===========      ======      =====       ===      ========      =====    ======      ======

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.000% per annum to 14.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 11.946% per annum.




NEXT RATE ADJUSTMENT DATE

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
NEXT RATE                    MORTGAGE      BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
ADJUSTMENT DATE                LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC          IO
---------------                -----     -----------     ----       ------     -----    -----------      ---       ---          --
November 2009                        1   $   268,375       0.59%     6.500%      669      $268,375      95.00%     0.00%       0.00%
December 2009                        1       327,000       0.72      5.880       641       327,000      74.91      0.00        0.00
January 2010                         1       146,000       0.32      6.750       745       146,000      76.84      0.00      100.00
February 2010                        4       514,795       1.14      7.656       692       128,699      78.38      0.00      100.00
March 2010                           4       640,561       1.41      6.214       730       160,140      76.33     11.24       72.37
April 2010                          37     7,984,515      17.64      6.607       710       215,798      72.43     25.16       98.05
May 2010                           133    29,075,397      64.23      6.941       696       218,612      77.58     28.32       89.45
June 2010                           22     6,313,011      13.95      6.914       692       286,955      75.96     14.95       81.18
                                   ---   -----------     ------      -----       ---      --------      -----     -----      ------
TOTAL:                             203   $45,269,654     100.00%     6.865%      698      $223,003      76.52%    24.87%      88.55%
                                   ===   ===========     ======      =====       ===      ========      =====     =====      ======





--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-12ALT
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                           $174,475,343
Aggregate Original Principal Balance                              $174,541,199
Number of Mortgage Loans                                               856

                                  MINIMUM      MAXIMUM           AVERAGE (1)
                                  -------      -------           -----------
Original Principal Balance        $31,500      $928,200          $203,903
Outstanding Principal Balance     $31,500      $928,200          $203,826

                                  MINIMUM       MAXIMUM     WEIGHTED AVERAGE (2)
                                  -------       -------     --------------------
Original Term (mos)                  180           360               360
Stated Remaining Term (mos)          172           358               356
Loan Age (mos) (4)                     2             9                 3
Current Interest Rate              4.750%       11.625%            7.136%
Initial Interest Rate Cap          1.500%        6.000%            2.908%
Periodic Rate Cap                  1.000%        6.000%            1.064%
Gross Margin                       2.250%        8.850%            4.379%
Maximum Mortgage Rate             10.750%       18.875%           13.314%
Minimum Mortgage Rate              2.250%       10.450%            5.130%
Months to Roll(4)                      4            34                24
Original Loan-to-Value             27.17%       100.00%            78.16%
Credit Score (3)                     504           809               673

                                               EARLIEST            LATEST
                                               --------            ------
Maturity Date                                 12/01/2019         06/01/2035

LIEN POSITION                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
1st Lien                                                                 100.00%

OCCUPANCY                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Primary                                                                   72.40%
Second Home                                                                7.89%
Investment                                                                19.71%

LOAN TYPE                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Fixed Rate                                                                 0.00%
ARM                                                                      100.00%

AMORTIZATION TYPE                                       PERCENT OF MORTGAGE POOL
-----------------                                       ------------------------
Fully Amortizing                                                          43.50%
Interest-Only                                                             56.50%

YEAR OF ORIGINATION                                     PERCENT OF MORTGAGE POOL
-------------------                                     ------------------------
2004                                                                       2.51%
2005                                                                      97.49%

LOAN PURPOSE                                            PERCENT OF MORTGAGE POOL
------------                                            ------------------------
Purchase                                                                  65.74%
Refinance - Rate Term                                                      4.57%
Refinance - Cashout                                                       29.69%

PROPERTY TYPE                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
Single Family Residence                                                   67.09%
Planned Unit Development                                                  13.95%
Two-to-Four Family                                                        10.56%
Condominium                                                                6.93%
Townhouse                                                                  1.13%
Manufactured Housing                                                       0.34%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) As of the Cut-off Date.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-12ALT
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                     AGGREGATE                              WEIGHTED    AVERAGE        WEIGHTED
                       NUMBER OF     PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL       AVERAGE     PERCENT
RANGE OF               MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT     BALANCE        ORIGINAL     FULL    PERCENT
MORTGAGE RATES           LOANS      OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING        LTV        DOC       IO
--------------           -----      -----------       ----        ------      -----    -----------        ---        ---       --
5.000% or less             13      $  3,778,438       2.17%        4.911%      673      $290,649         75.04%     93.99%     0.00%
5.001% to 5.500%           36         9,003,412       5.16         5.264       708       250,095         73.30      73.30     27.25
5.501% to 6.000%           58        13,333,367       7.64         5.839       708       229,886         74.61      34.09     81.07
6.001% to 6.500%           94        20,345,305      11.66         6.365       683       216,439         78.14      29.80     76.39
6.501% to 7.000%          152        35,471,085      20.33         6.797       679       233,362         77.07      19.85     68.47
7.001% to 7.500%          145        31,742,832      18.19         7.305       679       218,916         79.75      13.33     60.94
7.501% to 8.000%          155        28,662,424      16.43         7.815       666       184,919         79.19      12.71     55.35
8.001% to 8.500%          120        20,886,044      11.97         8.227       669       174,050         79.83      17.26     49.21
8.501% to 9.000%           45         6,225,607       3.57         8.793       587       138,347         80.99      14.42      0.00
9.001% to 9.500%           23         2,797,195       1.60         9.182       590       121,617         85.52      21.99      0.00
9.501% to 10.000%          10         1,425,533       0.82         9.724       534       142,553         77.32      18.91      0.00
10.001% to 10.500%          3           445,425       0.26        10.297       538       148,475         57.35       0.00      0.00
10.501% to 11.000%          1           190,728       0.11        10.750       528       190,728         80.00       0.00      0.00
11.501% to 12.000%          1           167,948       0.10        11.625       580       167,948         70.00     100.00      0.00
TOTAL:                    856      $174,475,343     100.00%        7.136%      673      $203,826         78.16%     23.63%    56.50%

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 11.625% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.136% per annum.

REMAINING MONTHS TO STATED MATURITY

                                    AGGREGATE                               WEIGHTED    AVERAGE      WEIGHTED
RANGE OF               NUMBER OF    PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE    PERCENT
REMAINING MONTHS       MORTGAGE      BALANCE       MORTGAGE      AVERAGE     CREDIT     BALANCE      ORIGINAL    FULL      PERCENT
TO STATED MATURITY       LOANS     OUTSTANDING       POOL         COUPON     SCORE    OUTSTANDING       LTV       DOC         IO
------------------       -----     -----------       ----         ------     -----    -----------       ---       ---         --
169 to 180                 3      $    343,486        0.20%       5.316%       702      $114,495       67.76%    100.00%     0.00%
229 to 240                 1            52,522        0.03        7.225        780        52,522       80.00       0.00      0.00
349 to 360               852       174,079,334       99.77        7.139        673       204,318       78.18      23.49     56.63
TOTAL:                   856      $174,475,343      100.00%       7.136%       673      $203,826       78.16%     23.63%    56.50%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-12ALT
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


                                      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                NUMBER OF     PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      PERCENT
ORIGINAL MORTGAGE LOAN  MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE    ORIGINAL      FULL        PERCENT
PRINCIPAL BALANCES        LOANS      OUTSTANDING      POOL        COUPON      SCORE   OUTSTANDING     LTV        DOC            IO
------------------        -----      -----------      ----        ------      -----   -----------     ---        ---            --
$1 to $50,000               19      $    887,443       0.51%       7.975%      662      $ 46,708     69.70%      49.44%        0.00%
$50,001 to $100,000        156         9,950,536       5.70        7.796       675        63,785     81.67       31.29        18.84
$100,001 to $150,000       154        19,605,462      11.24        7.218       671       127,308     78.25       21.84        55.21
$150,001 to $200,000       159        28,206,966      16.17        7.211       662       177,402     77.11       26.17        52.23
$200,001 to $250,000       125        27,903,913      15.99        7.167       671       223,231     78.34       21.43        57.67
$250,001 to $300,000        83        22,597,909      12.95        7.141       675       272,264     79.38       25.15        66.19
$300,001 to $350,000        57        18,708,917      10.72        6.992       683       328,227     78.22       13.92        57.72
$350,001 to $400,000        40        14,796,684       8.48        6.945       672       369,917     78.95       32.04        62.65
$400,001 to $450,000        22         9,333,075       5.35        6.819       684       424,231     76.94       27.16        54.72
$450,001 to $500,000        23        11,012,231       6.31        6.994       673       478,793     79.90       17.19        56.84
$500,001 to $550,000         2         1,020,375       0.58        7.313       633       510,188     72.53        0.00        49.39
$550,001 to $600,000         7         3,993,852       2.29        6.976       685       570,550     72.33        0.00        57.69
$600,001 to $650,000         5         3,184,180       1.83        6.852       679       636,836     71.51        0.00        81.04
$650,001 to $700,000         1           693,600       0.40        7.250       694       693,600     80.00        0.00       100.00
$750,001 to $800,000         1           772,000       0.44        6.500       663       772,000     80.00      100.00       100.00
$850,001 to $900,000         1           880,000       0.50        7.125       717       880,000     80.00      100.00       100.00
$900,001 to $950,000         1           928,200       0.53        6.875       756       928,200     70.00      100.00       100.00
TOTAL:                     856      $174,475,343     100.00%       7.136%      673      $203,826     78.16%      23.63%       56.50%

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans from approximately $31,500 to approximately $928,200 and the average outstanding principal balance of the Mortgage Loans was approximately $203,826.

PRODUCT TYPES

                                     AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE   PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE      BALANCE       MORTGAGE    AVERAGE      CREDIT     BALANCE      ORIGINAL    FULL       PERCENT
PRODUCT TYPES             LOANS     OUTSTANDING       POOL       COUPON       SCORE    OUTSTANDING      LTV      DOC           IO
-------------             -----     -----------       ----       ------       -----    -----------      ---      ---           --
Six-Month LIBOR Loans       4      $  1,081,680       0.62%       6.578%       650      $270,420       78.18%     0.00%      25.74%
2/28 LIBOR Loans          571       128,183,963      73.47        7.340        668       224,490       78.20     17.15       58.53
3/27 LIBOR Loans          281        45,209,700      25.91        6.568        690       160,889       78.04     42.57       51.48
TOTAL:                    856      $174,475,343     100.00%       7.136%       673      $203,826       78.16%    23.63%      56.50%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-12ALT
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                                        AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                          NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE    PERCENT
                          MORTGAGE       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL      PERCENT
AMORTIZATION TYPE           LOANS      OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-----------------           -----      -----------       ----       ------      -----    -----------      ---       ---        --
Fully Amortizing             442      $ 75,896,238      43.50%       7.307%      646      $171,711       78.59%    26.87%      0.00%
24 Month Interest-Only        47        11,728,939       6.72        6.802       680       249,552       78.74     10.15     100.00
36 Month Interest-Only        10         2,819,600       1.62        5.755       724       281,960       76.13     78.19     100.00
60 Month Interest-Only       121        28,213,477      16.17        7.391       693       233,169       78.50     14.33     100.00
120 Month Interest-Only      236        55,817,089      31.99        6.912       696       236,513       77.37     24.01     100.00
TOTAL:                       856      $174,475,343     100.00%       7.136%      673      $203,826       78.16%    23.63%     56.50%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-12ALT
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                       AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                         NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE       BALANCE       MORTGAGE    AVERAGE    CREDIT        BALANCE      ORIGINAL    FULL     PERCENT
GEOGRAPHIC LOCATION        LOANS      OUTSTANDING       POOL       COUPON     SCORE      OUTSTANDING      LTV        DOC        IO
-------------------        -----      -----------       ----       ------     -----      -----------      ---        ---        --
Alabama                       3      $    409,474       0.23%       6.902%     722         $ 136,491     81.38%     27.71%    72.29%
Arizona                      66        11,506,670       6.60        6.901      702           174,343     79.23      30.84     80.22
Arkansas                      1            53,843       0.03        8.425      699            53,843     90.00       0.00      0.00
California                  131        40,515,202      23.22        6.679      678           309,276     74.85      30.17     58.64
Colorado                     29         4,708,895       2.70        7.040      668           162,376     77.63       7.85     79.14
Connecticut                  13         2,948,815       1.69        7.376      655           226,832     79.74      17.18      4.99
District of Columbia          5         1,642,400       0.94        7.311      692           328,480     80.00      15.83     60.25
Florida                     120        21,853,408      12.53        7.395      657           182,112     80.51      12.69     38.64
Georgia                      25         3,861,559       2.21        7.534      680           154,462     78.70      15.42     43.09
Idaho                         1            57,723       0.03        7.600      645            57,723     60.89       0.00      0.00
Illinois                     15         1,351,194       0.77        7.636      676            90,080     83.08      49.82     34.62
Indiana                      23         1,542,952       0.88        8.282      668            67,085     86.52      44.55      5.78
Iowa                          1            56,005       0.03        7.100      624            56,005     95.00     100.00      0.00
Kansas                        4           239,995       0.14        7.583      699            59,999     86.67      33.33      0.00
Kentucky                      3           139,423       0.08        7.815      570            46,474     65.47      35.81      0.00
Maine                         3           364,549       0.21        5.213      671           121,516     74.61     100.00      0.00
Maryland                     58        11,237,732       6.44        7.463      663           193,754     79.38      24.84     63.63
Massachusetts                12         2,557,871       1.47        5.572      723           213,156     76.97      55.98      7.98
Michigan                     17         1,953,258       1.12        7.742      628           114,898     79.19       8.50     10.77
Minnesota                     4           681,600       0.39        6.550      715           170,400     80.00      28.17     76.64
Missouri                      8           510,819       0.29        8.186      689            63,852     83.32      32.74     21.14
Montana                       1           199,832       0.11        6.875      633           199,832     72.73       0.00      0.00
Nebraska                      1            49,926       0.03        7.550      701            49,926     71.43       0.00      0.00
Nevada                       87        19,840,075      11.37        7.058      692           228,047     78.46      30.36     83.31
New Jersey                   45        10,318,073       5.91        7.423      627           229,291     78.57      27.98     39.84
New Mexico                    3           769,615       0.44        7.427      712           256,538     81.09       0.00     92.72
New York                     34         9,463,929       5.42        7.216      638           278,351     75.30      33.20     29.99
North Carolina                8           729,771       0.42        7.988      673            91,221     81.41       0.00     26.86
Ohio                         14         1,032,278       0.59        7.762      663            73,734     83.49      21.84     36.89
Oklahoma                      1            61,600       0.04        8.050      590            61,600     80.00       0.00      0.00
Oregon                       10         1,669,786       0.96        7.039      662           166,979     79.40      36.79     75.24
Pennsylvania                  6           896,764       0.51        7.477      653           149,461     80.58       5.81     35.15
Rhode Island                  6         1,295,640       0.74        7.653      700           215,940     81.78       0.00     32.42
South Carolina                5           913,848       0.52        7.915      693           182,770     79.88       0.00    100.00
Tennessee                     4           328,982       0.19        7.694      714            82,245     83.92      67.17     24.32
Texas                        20         2,309,503       1.32        7.450      681           115,475     78.56       4.23     42.25
Utah                          4           752,795       0.43        6.530      697           188,199     79.41       0.00    100.00
Vermont                       1           131,200       0.08        8.125      676           131,200     80.00       0.00    100.00
Virginia                     46        12,112,289       6.94        7.539      688           263,311     79.14       3.28     78.50
Washington                   12         2,784,250       1.60        6.938      700           232,021     80.54      14.57     80.37
West Virginia                 1           210,950       0.12        7.250      727           210,950     79.98       0.00    100.00
Wisconsin                     5           410,851       0.24        7.916      652            82,170     78.79      27.97      0.00
TOTAL:                      856      $174,475,343     100.00%       7.136%     673         $ 203,826     78.16%     23.63%    56.50%

No more than approximately 1.26% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-12ALT
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                         NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL        MORTGAGE       BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL    FULL      PERCENT
LOAN-TO-VALUE RATIOS       LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING       LTV       DOC         IO
--------------------       -----      -----------       ----       ------     -----    -----------       ---       ---         --
50.00% or less               23      $  3,414,411       1.96%       6.524%     672      $ 148,453       44.47%    37.35%      33.59%
50.01% to 55.00%              4           654,000       0.37        6.214      618        163,500       52.56     29.82       39.60
55.01% to 60.00%             11         2,565,313       1.47        6.630      690        233,210       59.35      6.26       58.47
60.01% to 65.00%             19         4,349,596       2.49        6.807      642        228,926       64.34     19.66       48.08
65.01% to 70.00%             91        20,249,968      11.61        7.177      675        222,527       69.34     25.13       59.72
70.01% to 75.00%             46        10,333,531       5.92        6.966      657        224,642       73.95     29.71       28.34
75.01% to 80.00%            489       107,515,545      61.62        7.061      684        219,868       79.83     21.68       69.21
80.01% to 85.00%             29         5,583,154       3.20        7.496      603        192,523       84.15     35.81        0.00
85.01% to 90.00%            115        15,726,890       9.01        7.700      641        136,756       89.68     23.77       20.51
90.01% to 95.00%             27         3,913,034       2.24        7.938      661        144,927       94.48     34.85       23.57
95.01% to 100.00%             2           169,902       0.10        8.748      633         84,951      100.00    100.00        0.00
TOTAL:                      856      $174,475,343     100.00%       7.136%     673      $ 203,826       78.16%    23.63%      56.50%

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 27.17% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 78.16%.

MORTGAGE INSURANCE

                                        AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                          NUMBER OF     PRINCIPAL    PERCENT OF     WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                          MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
MORTGAGE INSURANCE          LOANS      OUTSTANDING      POOL         COUPON     SCORE    OUTSTANDING     LTV         DOC        IO
------------------          -----      -----------      ----         ------     -----    -----------     ---         ---        --
No Mortgage Insurance        852      $173,643,893      99.52%       7.132%      673      $ 203,807     78.09%      23.74%    56.29%
Mortgage Insurance             4           831,450       0.48        7.814       665        207,863     91.53        0.00    100.00
TOTAL:                       856      $174,475,343     100.00%       7.136%      673      $ 203,826     78.16%      23.63%    56.50%

LOAN PURPOSE

                                      AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
                         NUMBER OF    PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL      PERCENT
LOAN PURPOSE               LOANS     OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING      LTV        DOC        IO
------------               -----     -----------       ----        ------     -----    -----------      ---        ---        --
Purchase                   562      $114,702,969      65.74%       7.164%      692      $ 204,098     79.03%      18.36%    69.76%
Refinance - Cashout        259        51,798,851      29.69        7.120       637        199,996     76.55       36.85     26.19
Refinance - Rate Term       35         7,973,523       4.57        6.834       638        227,815     76.03       13.56     62.68
TOTAL:                     856      $174,475,343     100.00%       7.136%      673      $ 203,826     78.16%      23.63%    56.50%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-12ALT
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PROPERTY TYPE

                                        AGGREGATE                               WEIGHTED   AVERAGE      WEIGHTED
                           NUMBER OF    PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                           MORTGAGE      BALANCE       MORTGAGE      AVERAGE     CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
PROPERTY TYPE                LOANS     OUTSTANDING       POOL         COUPON     SCORE    OUTSTANDING     LTV        DOC       IO
-------------                -----     -----------       ----         ------     -----    -----------     ---        ---       --
Single Family Residence      608      $117,055,954       67.09%       7.169%      670      $192,526      78.23%     22.61%   55.18%
Planned Unit Development     100        24,334,888       13.95        6.989       685       243,349      79.50      25.70    65.41
Two-to-Four Family            67        18,423,959       10.56        7.154       672       274,984      75.86      22.55    44.99
Condominium                   65        12,090,171        6.93        7.139       675       186,003      78.54      29.06    66.56
Townhouse                     10         1,971,840        1.13        7.019       700       197,184      79.94      18.19    88.23
Manufactured Housing           6           598,531        0.34        6.382       685        99,755      65.39      80.43     0.00
TOTAL:                       856      $174,475,343      100.00%       7.136%      673      $203,826      78.16%     23.63%   56.50%

DOCUMENTATION

                                     AGGREGATE                               WEIGHTED   AVERAGE      WEIGHTED
                        NUMBER OF    PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE      BALANCE        MORTGAGE     AVERAGE     CREDIT    BALANCE      ORIGINAL    FULL       PERCENT
DOCUMENTATION             LOANS     OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC         IO
-------------             -----     -----------        ----       ------      -----    -----------     ---        ---         --
Reduced Documentation     273      $ 59,378,701       34.03%       7.067%      671      $217,504      78.74%      0.00%      63.16%
Full Documentation        219        41,231,055       23.63        6.608       675       188,270      77.80     100.00       50.54
Stated Documentation      222        39,749,842       22.78        7.607       654       179,053      79.36       0.00       34.20
No Ratio                   77        20,869,448       11.96        7.343       684       271,032      75.70       0.00       77.93
No Income/No Asset         65        13,246,296        7.59        7.343       720       203,789      76.88       0.00       78.35
TOTAL:                    856      $174,475,343      100.00%       7.136%      673      $203,826      78.16%     23.63%      56.50%

OCCUPANCY

                           AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
              NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
              MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL       PERCENT
OCCUPANCY       LOANS     OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV         DOC          IO
---------       -----     -----------       ----       ------     -----    -----------     ---         ---          --
Primary         553      $126,321,210      72.40%       7.058%     661      $228,429      78.30%      22.73%      50.87%
Investment      241        34,395,742      19.71        7.464      703       142,721      77.52       23.97       65.83
Second Home      62        13,758,391       7.89        7.028      711       221,910      78.40       31.05       84.85
TOTAL:          856      $174,475,343     100.00%       7.136%     673      $203,826      78.16%      23.63%      56.50%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-12ALT
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


MORTGAGE LOAN AGE SUMMARY

                               AGGREGATE                            WEIGHTED   AVERAGE       WEIGHTED
                 NUMBER OF     PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE      PERCENT
MORTGAGE LOAN     MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL      FULL       PERCENT
AGE (MONTHS)       LOANS      OUTSTANDING      POOL        COUPON     SCORE   OUTSTANDING       LTV         DOC         IO
------------       -----      -----------      ----        ------     -----   -----------       ---         ---         --
2                   189      $ 39,613,084     22.70%       7.241%      655      $209,593       79.25%       2.84%      47.02%
3                   367        83,895,467     48.08        7.315       676       228,598       77.54       23.81       65.82
4                   145        31,978,262     18.33        6.908       679       220,540       77.78       33.09       62.52
5                    85        10,688,375      6.13        6.466       704       125,746       78.26       48.93       28.72
6                    42         3,926,908      2.25        6.931       670        93,498       82.01       46.29       25.23
7                    12           744,248      0.43        8.168       658        62,021       88.79       42.22        0.00
8                    11         2,350,322      1.35        5.920       681       213,666       75.88       46.23       28.96
9                     5         1,278,678      0.73        5.630       653       255,736       79.02       85.88        0.00
TOTAL:              856      $174,475,343    100.00%       7.136%      673      $203,826       78.16%      23.63%      56.50%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.


ORIGINAL PREPAYMENT PENALTY TERM

                                    AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED
                      NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
ORIGINAL PREPAYMENT   MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL        PERCENT
PENALTY TERM           LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING     LTV         DOC          IO
------------           -----      -----------      ----        ------     -----    -----------     ---         ---          --
None                    333      $ 73,119,600     41.91%       7.196%      674       $219,578     78.13%      24.70%       54.30%
4 Months                  2           576,000      0.33        6.667       740        288,000     60.22        0.00       100.00
6 Months                  5         1,705,700      0.98        6.799       745        341,140     74.22       69.19       100.00
7 Months                  1           294,000      0.17        8.000       694        294,000     70.00        0.00       100.00
12 Months                44         9,780,224      5.61        7.192       695        222,278     76.56       12.96        80.10
24 Months               346        68,603,118     39.32        7.203       663        198,275     78.63       16.64        53.38
36 Months               122        19,957,102     11.44        6.701       685        163,583     78.42       46.02        57.17
60 Months                 3           439,600      0.25        6.532       692        146,533     75.46       27.87       100.00
TOTAL:                  856      $174,475,343    100.00%       7.136%      673       $203,826     78.16%      23.63%       56.50%

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-12ALT
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


CREDIT SCORES

                                AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                  NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
RANGE OF          MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT    BALANCE      ORIGINAL     FULL       PERCENT
CREDIT SCORES      LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING     LTV         DOC         IO
-------------      -----      -----------       ----       ------     -----    -----------     ---         ---         --
504 to 525           16      $  3,531,697       2.02%       8.926%     513       $220,731     71.60%      39.02%      11.75%
526 to 550           25         4,507,224       2.58        8.843      538        180,289     74.99       24.84        0.00
551 to 575           17         3,813,434       2.19        7.916      562        224,320     80.27       21.58        0.00
576 to 600           43         8,624,493       4.94        7.784      589        200,570     79.30       20.99       16.52
601 to 625           75        15,222,283       8.72        7.204      614        202,964     80.60       25.88       35.09
626 to 650          129        23,664,393      13.56        7.182      640        183,445     77.84       18.99       48.52
651 to 675          123        23,118,562      13.25        6.874      663        187,956     80.48       31.47       56.58
676 to 700          156        33,734,329      19.33        6.959      688        216,246     77.74       13.52       68.06
701 to 725          116        24,369,010      13.97        6.943      714        210,078     77.61       25.74       84.74
726 to 750           70        14,811,486       8.49        6.970      737        211,593     77.79       18.68       61.77
751 to 775           58        13,346,263       7.65        6.763      762        230,108     76.49       33.14       77.18
776 to 800           27         5,382,170       3.08        6.970      786        199,340     76.28       44.00       70.13
801 to 809            1           350,000       0.20        8.000      809        350,000     80.00        0.00        0.00
TOTAL:              856      $174,475,343     100.00%       7.136%     673       $203,826     78.16%      23.63%      56.50%

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 504 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Statistical Calculation Date was approximately 673.

GROSS MARGINS

                                 AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                   NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      PERCENT
RANGE OF           MORTGAGE       BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL      FULL       PERCENT
GROSS MARGINS        LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV          DOC         IO
-------------        -----      -----------       ----       ------     -----    -----------      ---          ---         --
2.001% to 2.500%        9      $  2,707,309       1.55%       5.818%     700       $300,812      71.66%       54.99%      78.60%
2.501% to 3.000%      200        46,965,382      26.92        6.654      703        234,827      76.07        28.80       86.51
3.001% to 3.500%       68        16,671,342       9.56        7.169      694        245,167      76.68         6.56       54.83
3.501% to 4.000%       93        20,883,963      11.97        7.321      691        224,559      79.64        18.71       73.07
4.001% to 4.500%       69        14,289,833       8.19        7.803      705        207,099      77.61        11.31       77.99
4.501% to 5.000%       17         4,081,019       2.34        6.729      688        240,060      80.32        29.94       71.56
5.001% to 5.500%       37         9,570,152       5.49        7.062      643        258,653      80.38        21.67       54.29
5.501% to 6.000%      296        46,247,692      26.51        7.061      645        156,242      79.94        27.67       22.24
6.001% to 6.500%       33         6,581,667       3.77        8.444      574        199,444      78.33        13.29        8.69
6.501% to 7.000%       24         4,552,400       2.61        8.703      578        189,683      76.56        50.39        8.08
7.001% to 7.500%        4           967,000       0.55        8.487      597        241,750      80.95         0.00       23.99
7.501% to 8.000%        5           877,628       0.50        8.074      694        175,526      84.53        29.45       80.50
8.501% to 9.000%        1            79,956       0.05        8.950      629         79,956     100.00       100.00        0.00
TOTAL:                856      $174,475,343     100.00%       7.136%     673       $203,826      78.16%       23.63%      56.50%

As of the Statistical Calculation Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 8.850% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 4.379% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-12ALT
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES

                                      AGGREGATE                               WEIGHTED    AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL     PERCENT OF      WEIGHTED   AVERAGE   PRINCIPAL      AVERAGE   PERCENT
RANGE OF MAXIMUM         MORTGAGE      BALANCE       MORTGAGE       AVERAGE    CREDIT     BALANCE      ORIGINAL     FULL     PERCENT
MORTGAGE RATES             LOANS     OUTSTANDING       POOL          COUPON     SCORE    OUTSTANDING      LTV       DOC         IO
--------------             -----     -----------       ----          ------     -----    -----------      ---       ---         --
10.501% to 11.000%          13      $  3,778,438        2.17%        4.911%      673      $ 290,649      75.04%    93.99%      0.00%
11.001% to 11.500%          36         8,885,083        5.09         5.319       704        246,808      74.06     74.28      22.60
11.501% to 12.000%          52        12,297,007        7.05         5.878       709        236,481      73.66     32.98      84.99
12.001% to 12.500%          76        17,313,305        9.92         6.378       692        227,807      77.54     36.30      86.65
12.501% to 13.000%         119        29,307,768       16.80         6.774       688        246,284      76.67     24.57      72.19
13.001% to 13.500%         132        28,203,148       16.16         7.189       680        213,660      79.21     13.52      61.72
13.501% to 14.000%         174        32,145,716       18.42         7.588       666        184,745      79.25     12.53      58.29
14.001% to 14.500%         137        24,799,717       14.21         7.985       674        181,020      80.15     15.10      52.20
14.501% to 15.000%          47         6,967,092        3.99         8.241       602        148,236      79.65     10.45       8.51
15.001% to 15.500%          33         4,804,650        2.75         8.739       592        145,595      83.28     12.80       0.00
15.501% to 16.000%          23         3,382,408        1.94         9.020       580        147,061      81.66     12.99       0.00
16.001% to 16.500%           5           694,580        0.40         9.906       560        138,916      69.92      0.00       0.00
16.501% to 17.000%           5           909,203        0.52         9.906       522        181,841      82.59      0.00       0.00
17.501% to 18.000%           1           167,948        0.10        11.625       580        167,948      70.00    100.00       0.00
18.001% to 18.500%           1           278,400        0.16         6.375       666        278,400      80.00      0.00     100.00
18.501% to 19.000%           2           540,880        0.31         6.781       647        270,440      76.36      0.00       0.00
TOTAL:                     856      $174,475,343      100.00%        7.136%      673      $ 203,826      78.16%    23.63%     56.50%

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.750% per annum to 18.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.314% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
                          SERIES 2005-12ALT
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------


NEXT RATE ADJUSTMENT DATE

                                 AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                   NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE    PERCENT
NEXT RATE          MORTGAGE       BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL     PERCENT
ADJUSTMENT DATE      LOANS      OUTSTANDING       POOL       COUPON      SCORE   OUTSTANDING      LTV        DOC         IO
---------------      -----      -----------       ----       ------      -----   -----------      ---        ---         --
December 2005          4      $  1,081,680        0.62%       6.578%      650      $270,420      78.18%     0.00%      25.74%
November 2006          1           180,500        0.10        9.250       667       180,500      95.00      0.00        0.00
December 2006          3           689,010        0.39        7.011       657       229,670      76.88      0.00       56.39
February 2007          8         1,631,689        0.94        6.599       660       203,961      78.24     36.26       60.71
March 2007            14         2,374,076        1.36        7.177       726       169,577      76.21     15.66       71.54
April 2007            79        19,308,741       11.07        7.199       675       244,414      78.56     22.50       69.78
May 2007             302        69,847,246       40.03        7.429       671       231,282      77.39     22.86       61.20
June 2007            164        34,152,702       19.57        7.282       652       208,248      79.71      2.08       46.06
November 2007          4         1,098,178        0.63        5.035       651       274,544      76.39    100.00        0.00
December 2007          8         1,661,312        0.95        5.468       691       207,664      75.47     65.40       17.59
January 2008          12           744,248        0.43        8.168       658        62,021      88.79     42.22        0.00
February 2008         34         2,295,219        1.32        7.168       677        67,506      84.69     53.42        0.00
March 2008            71         8,314,299        4.77        6.263       697       117,103      78.85     58.44       16.49
April 2008            66        12,669,521        7.26        6.465       686       191,962      76.60     49.23       51.46
May 2008              65        14,048,221        8.05        6.746       699       216,126      78.30     28.55       88.79
June 2008             21         4,378,702        2.51        7.089       676       208,510      75.91      9.47       59.77
TOTAL:               856      $174,475,343      100.00%       7.136%      673      $203,826      78.16%    23.63%      56.50%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
[MERRILL LYNCH LOGO]            SERIES 2005-12ALT
--------------------------------------------------------------------------------

**It is assumed for purposes of the modeling assumptions that the Mortgage Loans are transferred to the Trust Fund such that the September 1, 2005 payments on such Mortgage Loans are remitted to the Trust Fund for distribution on the distribution date in September 2005.

                             **ASSUMED MORTGAGE POOL
                       GROUP I FIXED RATE MORTGAGE LOANS


                                                                                                                   ORIGINAL
                                                          ORIGINAL      REMAINING     ORIGINAL       REMAINING     MONTHS TO
                           NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
CURRENT        MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM          TERM           TERM        PENALTY
BALANCE ($)    RATE(%)   RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)       (MONTHS)     EXPIRATION
-------------  --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
178,544.18       8.309     7.914     120        113         120           113             0              0             0
42,035.81        8.176     7.781     120        111         120           111             0              0            36
2,809,394.77     7.130     6.735     180        175         180           175             0              0             0
334,932.64       6.975     6.580     180        177         180           177             0              0            24
785,018.19       7.442     7.047     180        175         180           175             0              0            36
446,903.08       8.656     8.261     240        234         240           234             0              0             0
502,923.35       7.810     7.415     240        234         240           234             0              0            36
78,925.81        7.100     6.705     300        293         300           293             0              0            36
42,835,887.50    7.493     7.098     360        356         360           356             0              0             0
101,396.83       7.750     7.355     360        358         360           358             0              0             5
403,549.96       7.680     7.285     360        358         360           358             0              0             6
1,089,380.27     7.744     7.349     360        357         360           357             0              0            12
10,129,310.68    7.645     7.250     360        357         360           357             0              0            24
24,344,852.31    7.362     6.967     360        356         360           356             0              0            36
2,895,411.71     6.971     6.576     360        357         360           357             0              0            60
236,064.50       6.300     5.905     360        356         300           300            60             56            36
22,370,200.07    7.249     6.854     360        357         240           240           120            117             0
117,240.09       7.250     6.855     360        357         240           240           120            117             5
3,252,548.97     7.943     7.548     360        357         240           240           120            117            12
8,231,085.12     7.421     7.026     360        357         240           240           120            117            24
11,856,398.16    7.362     6.967     360        357         240           240           120            117            36
7,884,193.88     7.553     7.158     360        357         240           240           120            117            60


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
[MERRILL LYNCH LOGO]            SERIES 2005-12ALT
--------------------------------------------------------------------------------


                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS



                                                          ORIGINAL      REMAINING     ORIGINAL       REMAINING
                           NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY
CURRENT        MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM          TERM           TERM
BALANCE ($)    RATE(%)   RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)       (MONTHS)
-----------    -------   -------   --------  --------   ------------  ----------    -------------  -------------
1,406,058.16     6.659     6.264      360       356          360           356            0              0
129,122.53       6.875     6.480      360       358          360           358            0              0
544,136.60       6.376     5.981      360       357          360           357            0              0
634,102.52       7.520     7.125      360       357          360           357            0              0
1,180,366.07     7.067     6.672      360       357          360           357            0              0
212,596.68       6.500     6.105      360       351          360           351            0              0
4,863,245.58     6.271     5.876      360       357          300           300           60             57
365,979.19       7.176     6.781      360       357          300           300           60             57
439,175.03       7.300     6.905      360       358          300           300           60             58
229,410.33       7.052     6.657      360       357          300           300           60             57
164,690.64       6.250     5.855      360       358          300           300           60             58
10,848,640.39    7.012     6.617      360       357          240           240          120            117
175,266.01       7.875     7.480      360       356          240           240          120            116
256,660.73       9.000     8.605      360       358          240           240          120            118
924,621.08       7.685     7.290      360       357          240           240          120            117
3,866,834.75     6.726     6.331      360       357          240           240          120            117
6,765,239.44     6.773     6.378      360       357          240           240          120            117
2,854,788.21     7.116     6.721      360       356          240           240          120            116


                                                                          NUMBER OF
                                                                            MONTHS            ORIGINAL
                          INITIAL                                RATE     UNTIL NEXT          MONTHS TO
                           RATE                                 CHANGE       RATE            PREPAYMENT
CURRENT          GROSS    CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT          PENALTY
BALANCE ($)    MARGIN(%)  CAP(%)    CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE     INDEX  EXPIRATION
-----------    ---------  -------  --------  -------  -------  ---------  ----------  -----  ----------
1,406,058.16     3.386    4.438      1.000    11.756   3.386       6         56        6ML        0
129,122.53       2.750    5.000      1.000    11.875   2.750       6         58        6ML        6
544,136.60       4.119    4.004      1.000    11.873   4.119       6         57        6ML       12
634,102.52       2.750    5.000      1.000    12.520   2.750       6         57        6ML       24
1,180,366.07     2.750    5.000      1.000    12.067   2.750       6         57        6ML       36
212,596.68       3.875    3.000      1.000    12.500   3.875       6         51        6ML       60
4,863,245.58     3.316    4.443      1.185    11.512   3.166       6         57        6ML        0
365,979.19       2.750    5.000      1.000    12.787   5.228       6         57        6ML       12
439,175.03       2.975    3.799      1.000    12.900   5.301       6         58        6ML       24
229,410.33       2.750    5.000      1.000    12.052   2.750       6         57        6ML       36
164,690.64       2.750    5.000      1.000    11.250   2.750       6         58        6ML       60
10,848,640.39    2.827    5.000      1.000    12.012   2.827       6         57        6ML        0
175,266.01       2.750    5.000      1.000    12.875   2.750       6         56        6ML        4
256,660.73       2.750    5.000      1.000    14.000   2.750       6         58        6ML        7
924,621.08       2.750    5.000      1.000    12.685   2.750       6         57        6ML       12
3,866,834.75     2.827    4.852      1.000    11.800   2.923       6         57        6ML       24
6,765,239.44     2.729    5.046      1.046    11.819   2.794       6         57        6ML       36
2,854,788.21     2.801    5.000      1.000    12.116   2.801       6         56        6ML       60


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES,
[MERRILL LYNCH LOGO]            SERIES 2005-12ALT
--------------------------------------------------------------------------------


                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS



                                                          ORIGINAL      REMAINING     ORIGINAL       REMAINING
                           NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY
CURRENT        MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM          TERM           TERM
BALANCE ($)    RATE(%)   RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)       (MONTHS)
-------------  --------  --------  --------  ---------  ------------  ------------  -------------  -------------
636,328.50      6.648      6.253      360       358          360          358              0              0
220,538.11      6.375      5.980      360       358          240          240            120            118
17,576,038.20   7.917      7.522      360       357          360          357              0              0
708,093.41      7.509      7.114      360       358          360          358              0              0
23,781,208.11   7.537      7.142      360       357          360          357              0              0
43,537.42       7.625      7.230      360       357          360          357              0              0
1,967,193.61    6.740      6.345      360       358          336          336             24             22
232,895.85      8.000      7.605      360       358          336          336             24             22
1,741,015.30    6.993      6.598      360       358          336          336             24             22
5,052,270.66    6.749      6.354      360       357          336          336             24             21
297,853.20      6.050      5.655      360       354          336          336             24             18
8,730,134.19    7.618      7.223      360       357          300          300             60             57
1,802,348.50    7.775      7.380      360       357          300          300             60             57
8,530,364.90    7.088      6.693      360       357          300          300             60             57
371,152.01      7.037      6.642      360       357          300          300             60             57
13,541,121.58   7.044      6.649      360       357          240          240            120            117
456,285.75      6.667      6.272      360       357          240          240            120            117
1,045,971.70    6.797      6.402      360       357          240          240            120            117
1,717,393.01    7.293      6.898      360       357          240          240            120            117
13,308,131.47   6.910      6.515      360       357          240          240            120            117
346,690.03      7.435      7.040      360       356          240          240            120            116
292,862.57      6.585      6.190      360       356          240          240            120            116
8,259,628.20    6.247      5.852      355       350          355          350              0              0
833,945.66      6.748      6.353      360       357          360          357              0              0
1,556,532.60    7.336      6.941      360       357          360          357              0              0
6,726,861.11    6.307      5.912      358       352          358          352              0              0
1,584,959.24    5.702      5.307      360       356          324          324             36             32
387,842.88      5.990      5.595      360       355          324          324             36             31
260,779.98      5.729      5.334      360       358          324          324             36             34
597,227.34      6.965      6.570      360       357          300          300             60             57
78,067.64       7.925      7.530      360       356          300          300             60             56
2,240,370.93    7.510      7.115      360       357          300          300             60             57
4,809,454.36    6.666      6.271      360       357          240          240            120            117
305,220.31      6.807      6.412      360       357          240          240            120            117
478,822.78      6.515      6.120      360       357          240          240            120            117
2,116,326.96    6.726      6.331      360       357          240          240            120            117
5,522,027.93    6.857      6.462      360       357          240          240            120            117
55,372.18       6.250      5.855      360       357          240          240            120            117


                                                                           NUMBER OF
                                                                           MONTHS
                          INITIAL                                RATE     UNTIL NEXT          ORIGINAL
                            RATE                                CHANGE       RATE            MONTHS TO
CURRENT          GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT          PENALTY
BALANCE ($)    MARGIN(%)   CAP(%)   CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE     INDEX  EXPIRATION
-------------  ---------  -------  --------  -------  -------  ---------  ----------  -----  ----------
636,328.50       3.372     6.000     6.000   16.566    3.372       6            4      6ML        0
220,538.11       3.250     6.000     6.000   18.375    3.250       6            4      6ML        0
17,576,038.20    5.286     2.997     1.000   14.006    6.492       6           21      6ML        0
708,093.41       5.371     3.000     1.000   14.210    6.817       6           22      6ML       12
23,781,208.11    5.234     2.986     1.009   14.009    6.170       6           21      6ML       24
43,537.42        3.750     3.000     1.000   13.625    7.625       6           21      6ML       36
1,967,193.61     4.892     2.930     1.000   13.221    5.467       6           22      6ML        0
232,895.85       4.125     3.000     1.000   14.000    4.125       6           22      6ML        7
1,741,015.30     5.750     3.000     1.000   13.993    6.993       6           22      6ML       12
5,052,270.66     5.605     2.889     1.017   13.601    6.391       6           21      6ML       24
297,853.20       5.775     1.500     1.500   13.050    6.050       6           18      6ML       36
8,730,134.19     4.439     2.985     1.000   13.623    5.281       6           21      6ML        0
1,802,348.50     4.556     2.847     1.000   13.775    7.556       6           21      6ML       12
8,530,364.90     3.899     2.950     1.050   13.088    5.358       6           21      6ML       24
371,152.01       4.664     2.460     1.000   13.217    7.037       6           21      6ML       36
13,541,121.58    3.410     3.000     1.000   13.035    3.607       6           21      6ML        0
456,285.75       3.375     3.000     1.000   12.667    3.375       6           21      6ML        4
1,045,971.70     2.948     2.969     1.000   12.797    2.948       6           21      6ML        6
1,717,393.01     3.542     3.000     1.000   13.293    3.542       6           21      6ML       12
13,308,131.47    3.414     3.000     1.000   12.905    3.532       6           21      6ML       24
346,690.03       3.560     3.000     1.000   13.435    3.560       6           20      6ML       36
292,862.57       2.917     3.000     1.000   12.585    2.917       6           20      6ML       60
8,259,628.20     4.898     2.204     1.163   12.268    5.600       6           31      6ML        0
833,945.66       4.778     2.542     1.000   12.748    4.886       6           33      6ML       12
1,556,532.60     3.666     2.833     1.000   13.377    5.675       6           33      6ML       24
6,726,861.11     5.776     2.218     1.027   12.435    6.268       6           31      6ML       36
1,584,959.24     2.763     3.000     1.801   11.702    2.763       6           32      6ML        0
387,842.88       4.990     3.000     1.500   12.990    5.990       6           31      6ML       12
260,779.98       4.009     3.000     1.000   12.178    4.009       6           34      6ML       36
597,227.34       3.956     3.000     1.000   12.965    3.956       6           33      6ML        0
78,067.64        7.825     3.000     1.500   14.925    7.925       6           32      6ML       12
2,240,370.93     3.251     2.819     1.127   13.546    6.856       6           33      6ML       36
4,809,454.36     2.742     3.064     1.000   12.524    2.742       6           33      6ML        0
305,220.31       2.750     3.000     1.000   12.807    2.750       6           33      6ML        6
478,822.78       2.750     3.000     1.000   12.515    2.750       6           33      6ML       12
2,116,326.96     2.750     3.000     1.000   12.726    2.750       6           33      6ML       24
5,522,027.93     2.902     2.971     1.068   12.731    3.031       6           33      6ML       36
55,372.18        2.750     3.000     1.000   12.250    2.750       6           33      6ML       60

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                 COMPUTATIONAL MATERIALS FOR TMTS 2005-12ALT
--------------------------------------------------------------------------------


                          HYPOTHETICAL RATE CAP TABLE


          PAYMENT               AF-2, AF-3,   GROUP II SENIOR      SUBORDINATE                AF-2, AF-3,   GROUP II SENIOR
PERIOD     DATE     AF-1 (1)  AF-4, AF-5 (1)  CERTIFICATES (1)  CERTIFICATES (1)  AF-1 (2)  AF-4, AF-5 (2)  CERTIFICATES (2)
------  ----------  --------  --------------  ----------------  ----------------  --------  --------------  ----------------
1        9/25/2005     7.983      6.919            7.778               6.841        7.983        6.919           7.778
2       10/25/2005     6.918      6.918            6.741               6.840        6.918        6.918           6.741
3       11/25/2005     6.695      6.918            6.524               6.840        6.695        6.918           6.524
4       12/25/2005     6.917      6.917            6.742               6.840        6.917        6.917           6.742
5        1/25/2006     6.694      6.917            6.528               6.842        6.694        6.917           6.562
6        2/25/2006     6.694      6.917            6.529               6.842        6.694        6.917           6.563
7        3/25/2006     7.411      6.917            7.229               6.842        7.411        6.917           7.266
8        4/25/2006     6.694      6.917            6.530               6.843        6.694        6.917           6.564
9        5/25/2006     6.918      6.918            6.748               6.843        6.918        6.918           6.783
10       6/25/2006     6.695      6.918            6.531               6.844        6.695        6.918           6.564
11       7/25/2006     6.919      6.919            6.748               6.844        6.919        6.919           6.812
12       8/25/2006     6.696      6.920            6.530               6.845        6.696        6.920           6.592
13       9/25/2006     6.697      6.920            6.530               6.845        6.697        6.920           6.592
14      10/25/2006     6.921      6.921            6.748               6.846        6.921        6.921           6.811
15      11/25/2006     6.698      6.921            6.530               6.846        6.698        6.921           6.592
16      12/25/2006     6.922      6.922            6.748               6.847        6.922        6.922           6.811
17       1/25/2007     6.699      6.922            6.530               6.848        6.699        6.922           6.592
18       2/25/2007     6.700      6.923            6.530               6.848        6.700        6.923           6.592
19       3/25/2007     7.418      6.924            7.233               6.850        7.418        6.924           7.301
20       4/25/2007     6.701      6.924            6.533               6.850        6.701        6.924           6.595
21       5/25/2007     6.925      6.925            6.745               6.850        6.925        6.925           6.824
22       6/25/2007     6.702      6.925            7.096               7.092        6.702        6.925           8.569
23       7/25/2007     6.926      6.926            7.390               7.112        6.926        6.926           8.932
24       8/25/2007     6.703      6.926            7.140               7.104        6.703        6.926           8.617
25       9/25/2007     6.703      6.927            7.130               7.097        6.703        6.927           8.592
26      10/25/2007     6.927      6.927            7.364               7.095        6.927        6.927           8.872
27      11/25/2007     6.704      6.928            7.125               7.094        6.704        6.928           8.585
28      12/25/2007     6.928      6.928            7.360               7.092        6.928        6.928           9.532
29       1/25/2008     6.705      6.929            7.120               7.091        6.705        6.929           9.251
30       2/25/2008     6.706      6.929            7.121               7.090        6.706        6.929           9.252
31       3/25/2008     7.169      6.930            7.617               7.091        7.169        6.930           9.904
32       4/25/2008     6.707      6.930            7.376               7.185        6.707        6.930           9.522
33       5/25/2008     6.931      6.931            7.638               7.188        6.931        6.931           9.908
34       6/25/2008     6.708      6.932            7.382               7.181        6.708        6.932          10.711
35       7/25/2008     6.932      6.932            7.638               7.182        6.932        6.932          11.124
36       8/25/2008     6.709      6.933            7.398               7.182        6.709        6.933          10.774
37       9/25/2008     6.709      6.933            7.403               7.181        6.709        6.933          10.785
38      10/25/2008     6.934      6.934            7.708               7.200        6.934        6.934          11.265
39      11/25/2008     6.710      6.934            7.459               7.198        6.710        6.934          10.928
40      12/25/2008     6.935      6.935            7.707               7.196        6.935        6.935          12.125
41       1/25/2009     6.711      6.935            7.458               7.195        6.711        6.935          11.769



          SUBORDINATE
PERIOD  CERTIFICATES (2)
------  ----------------
1            6.841
2            6.840
3            6.840
4            6.840
5            6.857
6            6.857
7            6.858
8            6.858
9            6.859
10           6.859
11           6.872
12           6.873
13           6.873
14           6.873
15           6.874
16           6.874
17           6.875
18           6.875
19           6.877
20           6.877
21           6.882
22           7.715
23           7.732
24           7.706
25           7.682
26           7.674
27           7.670
28           7.917
29           7.921
30           7.915
31           7.911
32           8.001
33           8.012
34           8.415
35           8.417
36           8.405
37           8.394
38           8.425
39           8.423
40           8.695
41           8.694

         PAYMENT               AF-2, AF-3,    GROUP II SENIOR    SUBORDINATE                AF-2, AF-3,
PERIOD    DATE      AF-1 (1)  AF-4, AF-5 (1)  CERTIFICATES(1)  CERTIFICATES (1)  AF-1 (2)  AF-4, AF-5(2)
------  ----------  --------  --------------  ---------------  ----------------  --------  -------------
  42     2/25/2009    6.712       6.936           7.458            7.193          6.712         6.936
  43     3/25/2009    7.431       6.936           8.257            7.191          7.431         6.936
  44     4/25/2009    6.713       6.937           7.458            7.189          6.713         6.937
  45     5/25/2009    6.937       6.937           7.706            7.187          6.937         6.937
  46     6/25/2009    6.714       6.937           7.457            7.186          6.714         6.937
  47     7/25/2009    6.938       6.938           7.705            7.184          6.938         6.938
  48     8/25/2009    6.715       6.938           7.456            7.182          6.715         6.938
  49     9/25/2009    6.715       6.939           7.456            7.181          6.715         6.939
  50    10/25/2009    6.939       6.939           7.704            7.179          6.939         6.939
  51    11/25/2009    6.716       6.940           7.455            7.177          6.716         6.940
  52    12/25/2009    6.941       6.941           7.704            7.176          6.943         6.943
  53     1/25/2010    6.718       6.942           7.455            7.174          6.719         6.943
  54     2/25/2010    6.718       6.942           7.454            7.173          6.720         6.944
  55     3/25/2010    7.439       6.943           8.253            7.171          7.440         6.944
  56     4/25/2010    6.719       6.943           7.454            7.170          6.721         6.945
  57     5/25/2010    6.941       6.941           7.702            7.167          7.034         7.034
  58     6/25/2010    6.699       6.922           7.453            7.153          7.406         7.652
  59     7/25/2010    6.922       6.922           7.701            7.152          7.649         7.649
  60     8/25/2010    6.703       6.926           7.452            7.153          7.381         7.627
  61     9/25/2010    6.706       6.930           7.452            7.154          7.362         7.607
  62    10/25/2010    6.931       6.931           7.700            7.153          7.600         7.600
  63    11/25/2010    6.708       6.932           7.452            7.152          7.352         7.597
  64    12/25/2010    6.933       6.933           7.700            7.151          7.612         7.612
  65     1/25/2011    6.710       6.934           7.451            7.150          7.362         7.607
  66     2/25/2011    6.711       6.935           7.451            7.149          7.356         7.601
  67     3/25/2011    7.432       6.936           8.249            7.148          8.138         7.595
  68     4/25/2011    6.713       6.937           7.450            7.147          7.344         7.589
  69     5/25/2011    6.938       6.938           7.698            7.146          7.583         7.583
  70     6/25/2011    6.715       6.939           7.449            7.145          7.334         7.579
  71     7/25/2011    6.940       6.940           7.697            7.144          7.574         7.574
  72     8/25/2011    6.717       6.941           7.449            7.143          7.324         7.568
  73     9/25/2011    6.718       6.942           7.448            7.142          7.318         7.562
  74    10/25/2011    6.943       6.943           7.696            7.141          7.556         7.556
  75    11/25/2011    6.720       6.944           7.448            7.140          7.307         7.551
  76    12/25/2011    6.945       6.945           7.695            7.139          7.545         7.545
  77     1/25/2012    6.722       6.946           7.447            7.138          7.296         7.540
  78     2/25/2012    6.723       6.947           7.447            7.136          7.291         7.534
  79     3/25/2012    7.187       6.948           7.960            7.135          7.788         7.529
  80     4/25/2012    6.725       6.949           7.446            7.134          7.281         7.523
  81     5/25/2012    6.950       6.950           7.694            7.133          7.518         7.518
  82     6/25/2012    6.726       6.951           7.445            7.132          7.270         7.513

        GROUP II SENIOR     SUBORDINATE
PERIOD  CERTIFICATES (2)  CERTIFICATES (2)
------  ----------------  ----------------
42           11.769            8.681
43           13.033            8.669
44           11.888            8.696
45           12.299            8.687
46           12.169            8.764
47           12.602            8.758
48           12.195            8.745
49           12.195            8.731
50           12.720            8.755
51           12.310            8.741
52           12.846            8.768
53           12.434            8.754
54           12.434            8.740
55           13.766            8.726
56           12.490            8.730
57           12.906            8.786
58           12.495            9.215
59           12.912            9.206
60           12.495            9.183
61           12.495            9.161
62           12.912            9.145
63           12.495            9.131
64           12.912            9.129
65           12.495            9.114
66           12.495            9.098
67           13.834            9.082
68           12.495            9.066
69           12.912            9.050
70           12.495            9.035
71           12.912            9.020
72           12.495            9.004
73           12.495            8.989
74           12.912            8.973
75           12.495            8.957
76           12.911            8.942
77           12.495            8.926
78           12.495            8.911
79           13.357            8.895
80           12.495            8.880
81           12.911            8.865
82           12.495            8.849


1. Assumes no losses, 10% optional termination, 120% Fix PPC on fixed rate collateral and 100% Arm PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 3.5461% and 3.7491%, respectively.

2. Assumes no losses, 10% optional termination, 120% Fix PPC on fixed rate collateral and 100% Arm PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 3.5461% and 3.7491%, respectively, for the first Distribution Date and all increase to 20.000% for each Distribution Date thereafter.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                 COMPUTATIONAL MATERIALS FOR TMTS 2005-12ALT
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

                              0%                  80%                 100%                 150%                200%
                        PRICING SPEED        PRICING SPEED        PRICING SPEED        PRICING SPEED      PRICING SPEED
                           TO CALL              TO CALL              TO CALL              TO CALL            TO CALL
                         DISC MARGIN          DISC MARGIN          DISC MARGIN          DISC MARGIN        DISC MARGIN
                         -----------          -----------          -----------          -----------        -----------
CLASS AF-1

       100.00000%                  16                   16                   16                   16                16
        WAL (YRS)               14.84                 1.23                 1.00                 0.68              0.52
   MOD DURN (YRS)               10.96                 1.19                 0.97                 0.67              0.51
 PRINCIPAL WINDOW       Sep05 - Oct27        Sep05 - Mar08        Sep05 - Sep07        Sep05 - Dec06     Sep05 - Aug06

CLASS AV-2

       100.00000%                  34                   34                   34                   34                34
        WAL (YRS)               25.76                 3.92                 3.00                 1.82              1.43
   MOD DURN (YRS)               16.10                 3.59                 2.80                 1.75              1.39
 PRINCIPAL WINDOW       Jun27 - Mar34        Sep07 - May13        Jun07 - Jun11        Dec06 - Mar08     Aug06 - Jun07

CLASS AV-3

       100.00000%                  47                   47                   47                   47                47
        WAL (YRS)               28.57                 8.52                 6.56                 2.70              1.93
   MOD DURN (YRS)               16.83                 7.17                 5.73                 2.55              1.85
 PRINCIPAL WINDOW       Mar34 - Mar34        May13 - May14        Jun11 - Jun12        Mar08 - Jun08     Jun07 - Aug07

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                 COMPUTATIONAL MATERIALS FOR TMTS 2005-12ALT
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)


                               0%                  80%                 100%                 150%                200%
                         PRICING SPEED        PRICING SPEED        PRICING SPEED        PRICING SPEED      PRICING SPEED
                          TO MATURITY          TO MATURITY          TO MATURITY          TO MATURITY        TO MATURITY
                          DISC MARGIN          DISC MARGIN          DISC MARGIN          DISC MARGIN        DISC MARGIN
                          -----------          -----------          -----------          -----------        -----------
CLASS AF-1

        100.00000%                  16                   16                   16                   16                16
         WAL (YRS)               14.84                 1.23                 1.00                 0.68              0.52
    MOD DURN (YRS)               10.96                 1.19                 0.97                 0.67              0.51
  PRINCIPAL WINDOW       Sep05 - Oct27        Sep05 - Mar08        Sep05 - Sep07        Sep05 - Dec06     Sep05 - Aug06

CLASS AV-2

        100.00000%                  34                   34                   34                   34                34
         WAL (YRS)               25.79                 3.92                 3.00                 1.82              1.43
    MOD DURN (YRS)               16.11                 3.59                 2.80                 1.75              1.39
  PRINCIPAL WINDOW       Jun27 - Oct34        Sep07 - May13        Jun07 - Jun11        Dec06 - Mar08     Aug06 - Jun07

CLASS AV-3

         100.00000%                  48                   50                   49                   47                47
          WAL (YRS)               29.48                 9.21                 6.93                 2.70              1.93
     MOD DURN (YRS)               17.11                 7.64                 6.01                 2.55              1.85
  PRINCIPAL WINDOW       Oct34 - May35        May13 - Jan17        Jun11 - Feb14        Mar08 - Jun08     Jun07 - Aug07

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                 COMPUTATIONAL MATERIALS FOR TMTS 2005-12ALT
--------------------------------------------------------------------------------

                              YIELD TABLE (TO CALL)

                               0%                  80%                 100%                150%                200%
                         PRICING SPEED        PRICING SPEED       PRICING SPEED        PRICING SPEED      PRICING SPEED
                            TO CALL              TO CALL             TO CALL              TO CALL            TO CALL
                             YIELD                YIELD               YIELD                YIELD              YIELD
                             -----                -----               -----                -----              -----
CLASS AF-2

         99.99990%                4.58                 4.52                4.49                 4.43              4.36
               WAL               24.86                 3.95                3.00                 1.80              1.30
          MOD DURN               14.57                 3.52                2.74                 1.69              1.24
  PRINCIPAL WINDOW       Oct27 - Nov32        Mar08 - Sep11       Sep07 - Apr10        Dec06 - Dec07     Aug06 - Apr07

CLASS AF-3

         99.99987%                5.10                 5.07                5.05                 4.98              4.92
               WAL               27.63                 6.86                5.00                 2.47              1.75
          MOD DURN               14.55                 5.66                4.31                 2.27              1.64
  PRINCIPAL WINDOW       Nov32 - Aug33        Sep11 - Nov13       Apr10 - Feb11        Dec07 - Mar08     Apr07 - Jun07

CLASS AF-4

         99.99979%                5.37                 5.34                5.33                 5.27              5.21
               WAL               28.47                 8.72                6.59                 3.19              2.04
          MOD DURN               14.32                 6.81                5.42                 2.86              1.89
  PRINCIPAL WINDOW       Aug33 - Mar34        Nov13 - May14       Feb11 - Jun12        Mar08 - Nov09     Jun07 - Nov07

CLASS AF-5

         99.99973%                4.88                 4.86                4.85                 4.83              4.77
               WAL               15.14                 6.79                6.06                 4.24              2.42
          MOD DURN               10.22                 5.61                5.11                 3.74              2.23
  PRINCIPAL WINDOW       Sep08 - Mar34        Oct08 - May14       Jan09 - Jun12        Nov09 - Nov09     Nov07 - Apr08

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                 COMPUTATIONAL MATERIALS FOR TMTS 2005-12ALT
--------------------------------------------------------------------------------

                              YIELD TABLE (TO CALL)


                                0%                  80%                 100%                150%               200%
                          PRICING SPEED        PRICING SPEED       PRICING SPEED        PRICING SPEED     PRICING SPEED
                             TO CALL              TO CALL             TO CALL              TO CALL           TO CALL
                              YIELD                YIELD               YIELD                YIELD             YIELD
                              -----                -----               -----                -----             -----
CLASS M-1

         99.99973%                5.29                 5.25                5.23                 5.22              5.18
               WAL               26.30                 5.72                4.68                 4.10              2.81
          MOD DURN               13.91                 4.75                4.01                 3.60              2.55
  PRINCIPAL WINDOW       Jan28 - Mar34        Sep08 - May14       Nov08 - Jun12        May09 - Nov09     Apr08 - Jul08

CLASS M-2

         99.99982%                5.39                 5.34                5.33                 5.31              5.28
               WAL               26.30                 5.72                4.65                 3.78              2.90
          MOD DURN               13.76                 4.73                3.97                 3.34              2.62
  PRINCIPAL WINDOW       Jan28 - Mar34        Sep08 - May14       Oct08 - Jun12        Feb09 - Nov09     Jul08 - Jul08

CLASS M-3

         99.99979%                5.44                 5.39                5.38                 5.36              5.33
               WAL               26.30                 5.72                4.63                 3.66              2.90
          MOD DURN               13.69                 4.72                3.95                 3.23              2.62
  PRINCIPAL WINDOW       Jan28 - Mar34        Sep08 - May14       Oct08 - Jun12        Jan09 - Nov09     Jul08 - Jul08

CLASS M-4

         99.99994%                5.60                 5.54                5.53                 5.51              5.48
               WAL               26.30                 5.72                4.63                 3.59              2.90
          MOD DURN               13.48                 4.70                3.94                 3.17              2.61
  PRINCIPAL WINDOW       Jan28 - Mar34        Sep08 - May14       Oct08 - Jun12        Dec08 - Nov09     Jul08 - Jul08

CLASS M-5

         99.99997%                5.80                 5.74                5.73                 5.70              5.68
               WAL               26.30                 5.72                4.61                 3.53              2.90
          MOD DURN               13.20                 4.66                3.90                 3.11              2.60
  PRINCIPAL WINDOW       Jan28 - Mar34        Sep08 - May14       Sep08 - Jun12        Nov08 - Nov09     Jul08 - Jul08

CLASS M-6

         99.99998%                5.90                 5.84                5.83                 5.80              5.78
               WAL               26.30                 5.72                4.60                 3.50              2.90
          MOD DURN               13.07                 4.65                3.88                 3.08              2.60
  PRINCIPAL WINDOW       Jan28 - Mar34        Sep08 - May14       Sep08 - Jun12        Nov08 - Nov09     Jul08 - Jul08

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                 COMPUTATIONAL MATERIALS FOR TMTS 2005-12ALT
--------------------------------------------------------------------------------

                            YIELD TABLE (TO MATURITY)

                               0%                  80%                 100%                 150%                200%
                          PRICING SPEED       PRICING SPEED        PRICING SPEED        PRICING SPEED       PRICING SPEED
                           TO MATURITY         TO MATURITY          TO MATURITY          TO MATURITY         TO MATURITY
                              YIELD               YIELD                YIELD                YIELD               YIELD
                              -----               -----                -----                -----               -----
CLASS AF-2

         99.99990%                 4.58                4.52                 4.49                 4.43               4.36
               WAL                24.86                3.95                 3.00                 1.80               1.30
          MOD DURN                14.57                3.52                 2.74                 1.69               1.24
  PRINCIPAL WINDOW        Oct27 - Nov32      ~Mar08 - Sep11       ~Sep07 - Apr10        Dec06 - Dec07      Aug06 - Apr07
CLASS AF-3

         99.99987%                 5.10                5.07                 5.05                 4.98               4.92
               WAL                27.63                6.86                 5.00                 2.47               1.75
          MOD DURN                14.55                5.66                 4.31                 2.27               1.64
  PRINCIPAL WINDOW        Nov32 - Aug33       Sep11 - Nov13        Apr10 - Feb11        Dec07 - Mar08      Apr07 - Jun07
CLASS AF-4

         99.99979%                 5.37                5.47                 5.47                 5.30               5.21
               WAL                28.84               12.60                 9.43                 3.38               2.04
          MOD DURN                14.40                8.85                 7.11                 3.00               1.89
  PRINCIPAL WINDOW        Aug33 - Apr35       Nov13 - Mar25       ~Feb11 - Jun21       ~Mar08 - Jul11      Jun07 - Nov07
CLASS AF-5

         99.99973%                 4.88                4.87                 4.90                 5.02               4.77
               WAL                15.14                7.05                 6.78                 6.59               2.42
          MOD DURN                10.22                5.77                 5.60                 5.47               2.23
  PRINCIPAL WINDOW        Sep08 - Feb35       Oct08 - Jan25        Jan09 - Apr21        Mar10 - Oct15      Nov07 - Apr08

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                 COMPUTATIONAL MATERIALS FOR TMTS 2005-12ALT
--------------------------------------------------------------------------------

                            YIELD TABLE (TO MATURITY)

                              0%                  80%                 100%                150%               200%
                         PRICING SPEED       PRICING SPEED       PRICING SPEED        PRICING SPEED      PRICING SPEED
                          TO MATURITY         TO MATURITY         TO MATURITY          TO MATURITY        TO MATURITY
                             YIELD               YIELD               YIELD                YIELD              YIELD
                             -----               -----               -----                -----              -----
CLASS M-1

         99.99973%                 5.30                5.28                5.27                 5.26               5.26
               WAL                26.41                6.28                5.14                 4.42               3.23
          MOD DURN                13.93                5.06                4.31                 3.84               2.88
  PRINCIPAL WINDOW        Jan28 - Feb35       Sep08 - May20       Nov08 - May17        May09 - Dec12     ~Apr08 - Aug12

CLASS M-2

         99.99982%                 5.40                5.38                5.37                 5.35               5.54
               WAL                26.40                6.20                5.05                 4.03               5.05
          MOD DURN                13.79                5.01                4.23                 3.52               4.31
  PRINCIPAL WINDOW        Jan28 - Jan35       Sep08 - Nov18       Oct08 - Feb16        Feb09 - Mar12      Jan10 - Aug11

CLASS M-3

         99.99979%                 5.45                5.42                5.41                 5.39               5.52
               WAL                26.40                6.14                4.97                 3.86               4.23
          MOD DURN                13.71                4.96                4.18                 3.39               3.69
  PRINCIPAL WINDOW        Jan28 - Dec34       Sep08 - Oct17       Oct08 - Apr15        Jan09 - Aug11      Sep09 - Jan10

CLASS M-4

         99.99994%                 5.60                5.57                5.56                 5.53               5.63
               WAL                26.38                6.07                4.91                 3.76               3.89
          MOD DURN                13.50                4.90                4.12                 3.30               3.41
  PRINCIPAL WINDOW        Jan28 - Nov34       Sep08 - Feb17       Oct08 - Sep14        Dec08 - Mar11      May09 - Sep09

CLASS M-5

         99.99997%                 5.80                5.76                5.75                 5.72               5.80
               WAL                26.36                5.96                4.81                 3.65               3.62
          MOD DURN                13.22                4.80                4.03                 3.20               3.18
  PRINCIPAL WINDOW        Jan28 - Sep34       Sep08 - Apr16       Sep08 - Jan14        Nov08 - Oct10      Feb09 - May09

CLASS M-6

         99.99998%                 5.90                5.85                5.84                 5.81               5.87
               WAL                26.33                5.82                4.69                 3.56               3.44
          MOD DURN                13.08                4.71                3.94                 3.12               3.03
  PRINCIPAL WINDOW        Jan28 - Jun34       Sep08 - Apr15       Sep08 - Mar13        Nov08 - May10      Jan09 - Feb09

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                 COMPUTATIONAL MATERIALS FOR TMTS 2005-12ALT
--------------------------------------------------------------------------------

EXCESS SPREAD

Calculations are run to call at both static (1ML = 3.5461%, 6ML = 3.7491%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) 120% Fix PPC on fixed rate collateral and 100% Arm PPC on the adjustable rate collateral, (2) no defaults and no losses:

       PERIOD      EXCESS SPREAD IN BPS (STATIC LIBOR)       EXCESS SPREAD IN BPS (FORWARD LIBOR)
       ------      -----------------------------------       ------------------------------------
      Avg yr1                      257                                       242
      Avg yr2                      240                                       221
      Avg yr3                      237                                       234
      Avg yr4                      240                                       241
      Avg yr5                      235                                       241


           EXCESS SPREAD   1 MONTH   6 MONTH    EXCESS SPREAD            EXCESS SPREAD     1 MONTH     6 MONTH    IN EXCESS SPREAD
              IN BPS       FORWARD   FORWARD       IN BPS                   IN BPS          FORWARD     FORWARD        IN  BPS
 PERIOD   (STATIC LIBOR)     LIBOR     LIBOR   (FORWARD LIBOR)  PERIOD   (STATIC LIBOR)      LIBOR       LIBOR    (FORWARD LIBOR)
 ------   --------------     -----     -----   ---------------  ------   --------------      -----       -----    ---------------
   1            291        3.5461%   3.7491%         291          42          241           4.1334%     4.2158%          241
   2            260        3.6411%   3.7965%         254          43          249           4.1386%     4.2387%          250
   3            253        3.7653%   3.8341%         239          44          240           4.1452%     4.2664%          241
   4            260        3.7569%   3.8504%         248          45          242           4.1501%     4.2920%          243
   5            252        3.7921%   3.8687%         237          46          239           4.2283%     4.3178%          242
   6            251        3.8268%   3.8864%         234          47          241           4.2712%     4.3318%          244
   7            272        3.8223%   3.9016%         257          48          237           4.2805%     4.3402%          240
   8            249        3.8631%   3.9245%         230          49          237           4.2887%     4.3473%          239
   9            255        3.8563%   3.9450%         237          50          239           4.2969%     4.3562%          242
   10           246        3.8636%   3.9719%         228          51          236           4.3054%     4.3645%          238
   11           251        3.8949%   4.0010%         233          52          238           4.3133%     4.3713%          242
   12           243        3.9253%   4.0325%         222          53          234           4.3211%     4.3835%          238
   13           241        3.9537%   4.0598%         220          54          234           4.3280%     4.3951%          238
   14           246        3.9832%   4.0876%         224          55          241           4.3351%     4.4065%          246
   15           238        4.0126%   4.1173%         215          56          232           4.3442%     4.4208%          236
   16           242        4.0402%   4.1453%         219          57          235           4.3505%     4.4324%          240
   17           235        4.0685%   4.1526%         210          58          231           4.3760%     4.4449%          244
   18           233        4.0964%   4.1494%         208          59          233           4.3937%     4.4540%          246
   19           247        4.1219%   4.1440%         225          60          232           4.4016%     4.4621%          244
   20           229        4.1507%   4.1362%         204          61          232           4.4092%     4.4683%          244
   21           231        4.1774%   4.1260%         207          62          234           4.4160%     4.4752%          247
   22           247        4.0852%   4.1140%         238          63          232           4.4236%     4.4823%          244
   23           251        4.0503%   4.1196%         245          64          234           4.4307%     4.4895%          248
   24           243        4.0640%   4.1327%         237          65          232           4.4383%     4.5014%          245
   25           240        4.0767%   4.1456%         234          66          232           4.4439%     4.5144%          246
   26           242        4.0901%   4.1574%         237          67          238           4.4500%     4.5289%          253
   27           237        4.1037%   4.1712%         231          68          232           4.4572%     4.5437%          246
   28           239        4.1167%   4.1835%         235          69          235           4.4643%     4.5578%          249
   29           234        4.1295%   4.1838%         230          70          233           4.5014%     4.5716%          249
   30           233        4.1413%   4.1775%         229          71          235           4.5191%     4.5801%          252
   31           238        4.1538%   4.1701%         235          72          234           4.5264%     4.5872%          250
   32           240        4.1656%   4.1617%         236          73          234           4.5334%     4.5932%          250
   33           241        4.1773%   4.1525%         238          74          237           4.5401%     4.5992%          253
   34           236        4.1181%   4.1420%         235          75          235           4.5462%     4.6055%          252
   35           237        4.0914%   4.1431%         238          76          238           4.5523%     4.6114%          256
   36           232        4.0977%   4.1496%         233          77          236           4.5587%     4.5987%          254
   37           231        4.1042%   4.1550%         232          78          237           4.5644%     4.5769%          255
   38           238        4.1104%   4.1610%         240          79          241           4.5698%     4.5552%          259
   39           238        4.1161%   4.1671%         238          80          238           4.5762%     4.5330%          256
   40           242        4.1224%   4.1723%         243          81          240           4.5815%     4.5096%          259
   41           240        4.1286%   4.1918%         241          82          240           4.4767%     4.4868%          255

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.